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                                                                  EXHIBIT 10.56



                                  OFFICE LEASE

                  This Lease is made and executed as of this 1st day of October, 1995, by the parties hereinafter identified as Landlord and Tenant and upon the following terms and conditions:

                                   ARTICLE 1.
                             BASIC LEASE PROVISIONS

For purposes of this Lease, the following terms shall have the meanings ascribed to them in this Article 1:

1.01     LANDLORD AND ADDRESS:

         The Utah State Retirement Investment Fund
         c/o CB Commercial Realty Advisors
         533 S. Fremont Avenue
         Los Angeles, CA 90071
         Attn: Director of Asset Management

1.02     TENANT AND CURRENT ADDRESS:

         The Hotel Industry Switch Company
         3811 Turtle Creek Blvd., Suite 1100
         Dallas, Texas 75219

1.03     GUARANTOR(S) AND CURRENT ADDRESS(ES):

         N/A

1.04 BUILDING: That certain property, building and other improvements located on the land described in EXHIBIT A, attached hereto and incorporated herein by this reference, with the street address of 3811 Turtle Creek Boulevard, Dallas, Texas 75219, and commonly referred to as Turtle Creek Centre.

1.05 PREMISES: Suites No. 1100 and 1200, Floors 11 and 12 of the Building as shown on the floor plan attached hereto as EXHIBIT 1.

1.06 AREA OF PREMISES: approximately 29,750 square feet, which number is the final agreement of the parties and not subject to adjustment.

1.07     TERM: 7 years and 1 month

1.08 COMMENCEMENT DATE: The later of December 1, 1995 or the date Tenant first occupies any portion of Floor 12, but in no event later than February 1, 1996.

1.09     EXPIRATION DATE: December 31, 2002

1.10     MONTHLY BASE RENT:

                      Dates                                Monthly Base Rent
                      -----                                -----------------

         Commencement Date - June 30, 1996           $29,964.00 ($20,453.13 as
                                                      to Floor 11 and $9,510.87
                                                      as to Floor 12)

         July 1, 1996 - December 31, 1996                     $35,435.13

         January 1, 1997 - September 30, 1998                 $40,906.25

         October 1, 1998 - December 31, 2002                  $45,864.58

             The foregoing Monthly Base Rent amounts have been calculated based upon an annual Monthly Base Rent of $16.50 per rentable square foot for years 1 through 3 and $18.50 per rentable square foot for years 4 through the remainder of the Term, provided that the foregoing
         Monthly Base Rent has been reduced by $16.50 per rentable square foot for 7,958 square feet from Commencement Date through June 30, 1996, and by $16.50 per rentable square foot for 3,979 square feet from July 1, 1996 through December 31, 1996. Commencing January 1, 1997, Tenant will pay $16.50 per rentable square foot for all 29,750 square feet.

1.11     TOTAL MONTHLY BASE RENT FOR THE TERM:  $3,620,483.61

1.12 TENANT'S SHARE: 10.038%, which is calculated by dividing the number of rentable square feet contained in the Premises, which is 29,750, by the number of rentable square feet contained in the Building, which is 296,378.



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1.13     BASE OPERATING YEAR: 1996

1.14 BASE EXPENSES: The total amount of Operating Expenses for the Base Operating Year

1.15     SECURITY DEPOSIT: $1,528.58

1.16     LEASING BROKER(S) (IF ANY) AND ADDRESS(ES): Fults Associates

1.17     LANDLORD'S MANAGEMENT AGENT AND ADDRESS:

                 Compass Management, Inc.
                 3811 Turtle Creek Boulevard, Suite 240
                 Dallas, Texas 75219

         or such other Management Agent as Landlord may designate from time to time.

1.18     RENT PAYMENT ADDRESS:

                 The Utah State Retirement Investment Fund
                 P.O. Box 910517
                 Dallas, Texas 75391-0517

1.19 PARKING SPACES: the sum of (a) 89 parking spaces located in the parking facilities located inside the Building's adjacent parking garage ("Adjacent Garage Parking Spaces") all of which shall be designated non-reserved parking spaces ("Non-Reserved Parking
         Spaces"), provided that up to 12 Non-Reserved Parking Spaces may be converted to executive non-reserved parking spaces ("Executive Non-Reserved Parking Spaces"), plus (b) 2 parking spaces ("Reserved Executive Parking Spaces") located in the parking facilities located inside the Building's executive parking garage beneath the Building ("Executive Garage"). In addition, upon Tenant's request, Landlord will temporarily make additional Non-Reserved Parking Spaces ("Additional Non-Reserved Parking Spaces") available to Tenant if and to the extent available for an amount equal to the number of employees of Tenant in excess of 89, Additional Non-Reserved Parking Spaces shall be deemed available to Tenant only to the extent such spaces have not been leased or committed to other tenants or potential tenants of the Building. Landlord may terminate Tenant's right to use any Additional Non-Reserved Parking Spaces that Landlord determines to lease or make available to other tenants of the Building, provided that Landlord shall be permitted to terminate Tenant's right to use spaces only to the extent necessary to provide another tenant of the Building up to but no more than one (1) parking space for every three hundred thirty-three (333) rentable square feet contained in such other tenant's premises.

                                   ARTICLE 2.
                                     DEMISE

2.01 INITIAL PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises for the Term and upon the terms, covenants and conditions set forth in this Lease. Subject to the provisions of Section 30.15 below, this Lease shall be in full force and effect from the date it is fully executed by both parties. Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of the terms, covenants and conditions by it to be kept and performed. This Lease is made upon the condition of such performance.

2.02 RIGHT OF FIRST REFUSAL. If the Lease is then in full force and effect and there is no Default hereunder, Tenant shall have the right of first refusal to lease an additional 6,917 square feet of rentable area located on the third (3rd) floor identified as such on Exhibit 2 attached hereto and incorporated herein for all purposes and all of the rentable area on the tenth (10th) and thirteenth (13th) floors of the Building ("ROFR Area").Such right of first refusal shall be exercisable at the following times and upon the following conditions:

                 (a) If Landlord receives a bona fide offer from a prospective tenant (the "Prospective Tenant") to lease premises (the "Offered Premises") in the Building containing all or any part of the ROFR Area (other than an offer to renew the term of or expand the premises demised under an existing lease, as Tenant's right of first refusal shall be subordinate to any renewal of the term of and any expansion of premises demised under an existing lease) and Landlord desires to accept such offer, then Landlord shall notify Tenant of such fact. Tenant shall have a period of five (5) business days from the date of delivery of such notice to notify Landlord whether Tenant elects to exercise the right granted hereby to lease the Offered Premises. If Tenant fails to give any notice to Landlord within the required five (5) business day period, Tenant shall be deemed to have refused its right to lease all or any portion of the ROFR Area.

                 (b) If Tenant refuses its right to lease the Offered Premises, either by giving written notice thereof or by failing to give any notice, Landlord shall thereafter have the right to lease the Offered Premises to the Prospective Tenant on such terms and provisions as may be acceptable to Landlord, provided such terms and provisions are not materially more favorable to the Prospective Tenant than the terms and provision set forth in the notice from Landlord to Tenant. If Landlord and the Prospective Tenant fail to enter into a lease, Tenant shall have the right of first refusal described herein with respect to any subsequent bona fide offers from other prospective tenants.





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                 (c)      If Tenant exercises its right to lease the Offered
         Premises, Landlord and Tenant shall, within thirty (30) days after Tenant delivers to Landlord notice of its election, enter into a lease agreement with respect to the Offered Premises on the same terms, covenants, and conditions as are contained in this Lease, except as follows:

                          (i) The rentable area of the Offered Premises shall be equal to the area offered to be leased by the Prospective Tenant.

                          (ii) The Monthly Base Rent rate to be paid for the Offered Premises shall be equal to the Monthly Base Rent offered to be paid by the Prospective Tenant, including any offered increases from time to time in such rental rate.

                          (iii) The additional rental relating the Operating Expenses for the Offered Premises shall be equal to the additional rental relating Operating Expenses offered to be paid by the Prospective Tenant, including any offered increases from time to time in such rate.

                          (iv) The payment of monthly installments of Monthly Base Rent with respect to the Offered Premises shall continence on the effective date of the lease of the Offered Premises as offered to the Prospective Tenant, or in the event no specific effective date was so offered on the date mutually acceptable to Landlord and Tenant, and rent for any partial month shall be prorated.

                          (v) Possession of such portion of the Offered Premises shall be delivered to Tenant on the basis offered to the Prospective Tenant, subject to paragraph (vii) below. Landlord will use reasonable diligence to make the Offered Premises available to Tenant as soon after the effective date stated above as it can, Landlord shall not be liable for the failure to give possession of the Offered Premises on said date by reason of the holding over or retention of possession of any tenant, tenants, or occupants, nor shall such failure impair the validity of this Lease, nor extend the term hereof, but the rent for the Offered Premises shall be abated until possession is delivered to Tenant and such abatement shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of said failure to give possession of the Offered Premises to Tenant on the scheduled effective date.

                          (vi) The term of the lease of the Offered Premises shall commence on the date determined pursuant to subparagraph
                 (c)(iv) above, and shall continue thereafter until the date on which the initial Term terminates.

                          (vii) If the term of the lease offered to the Prospective Tenant exceeds the remainder of the then current Term, any and all allowances and credits offered to the Prospective Tenant (including, without limitation, any leasehold improvement allowances and expenses) shall be multiplied by a fraction, the numerator of which shall be the total number of months remaining in the then current Term, and the denominator of which shall be equal to the number of months in the term offered to the Prospective Tenant.

                 (d) Any assignment or subletting of the Premises by Tenant, or any termination of the Lease, shall terminate the refusal right of Tenant hereby granted.

2.03 TERMINATION OF EXISTING LEASE. Tenant leases the eleventh floor and a portion of the third floor pursuant to an existing lease entered into by Landlord's predecessor in interest as previously amended. Effective upon the Commencement Date, the existing lease shall automatically terminate, except for Tenant's obligations thereunder that expressly survive such termination or Tenant's obligations thereunder that have not been, but should have been, performed prior to the Commencement Date.

                                   ARTICLE 3.
                                      TERM

3.01 INITIAL TERM. The term of this Lease shall commence on the Commencement Date and expire on the Expiration Date unless sooner terminated as provided in this Lease. If Landlord shall be unable to deliver possession of the Premises to Tenant on the Commencement Date for any reason whatsoever, this Lease shall not be void or voidable and Landlord shall not be subject to any liability for the failure to deliver possession on said date nor shall such failure to deliver possession on the Commencement Date affect the validity of this Lease or the obligations of Tenant hereunder, provided that Tenant shall be entitled to an abatement of rent applicable to Floor 12 if and to the extent Landlord delivers Floor 12 to Tenant after December 1, 1995.

3.02 RENEWAL OPTION. Provided this Lease is then in full force and effect and if there is no Default by Tenant under this Lease, Tenant shall have the right to renew the Term, for an (1) additional period of five (5) years upon the same terms, conditions and provisions applicable to the preceding Term of this Lease (unless otherwise expressly provided herein), except that the Monthly Base Rent for the additional term of five (5) year shall be the product of (i) the number of rentable square feet then contained in the Premises multiplied by (ii) an amount equal to the then prevailing market base rental rate per rentable square foot per annum, as reasonably determined by Landlord, charged for comparable office space in comparable buildings located north of Woodall Rogers Freeway, south of Fitzhugh, west of McKinney Avenue and east of Oak Lawn Avenue. Tenant shall exercise its right of renewal by delivering to Landlord written notice ("Tenant's Notice") of Tenant's desire to renew the term of this Lease as aforesaid at least nine (9) months (but not more than twelve (12)





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Landlord shall deliver to Tenant a written notice ("Landlord's Notice")
specifying the Monthly Base Rent rate per square foot per annum for the additional term of five (5) years. Tenant shall have until thirty (30) days following delivery of Landlord's Notice in which to notify Landlord of Tenant's continued exercise of its rights to renew the Term. Failure to notify Landlord within such period or to timely deliver Tenant's Notice shall automatically extinguish Tenant's rights to renew.

                                   ARTICLE 4.
                                      RENT

4.01 DEFINITIONS. For purposes of this Lease, the following terms shall have the meanings ascribed to them in this Section 4.01:

                 (a) "ADJUSTMENT YEAR" shall mean each calendar year or part thereof during the Term exclusive of the Base Year.

                 (b) "OPERATING EXPENSES" shall mean and include all amounts, expenses and costs of whatever nature that Landlord incurs or pays because of or in connection with the ownership, control, operation, repair, management, replacement or maintenance of the Building, all related improvements thereto or thereon and all machinery equipment, landscaping, fixtures and other facilities, including personal property, as may now or hereafter exist in or on the Building. Except as otherwise provided below, Operating Expenses shall be determined in accordance with generally accepted accounting principles consistently applied and shall include, but shall not be limited to, the following:

                          (1) Wages, salaries, fees, related taxes, insurance costs, benefits (including amounts payable under medical, pension and welfare plans and any amounts payable under collective bargaining agreements) and reimbursement of expenses of and relating to all personnel engaged in operating, repairing, managing, replacing and maintaining the Property;

                          (2) All supplies and materials for the Building, including sales tax imposed in connection with the purchase thereof;

                          (3) Legal and accounting fees and expenses (except for legal fees incurred in connection with the negotiation of, or the collection of amounts due under, leases);

                          (4) Cost of all utilities for the Building, including, without limitation, water, sewer, and fuel, exclusive of electrical service;

                          (5) Fees and other charges payable under or in respect of all maintenance, repair, janitorial and other service agreements for or pertaining to the Building;

                          (6)     Cost of all insurance, including all
                 deductibles thereunder, relating to the Building, or the ownership, its occupancy or operations thereof;

                          (7) Cost of repairs and maintenance of the Building, excluding only such costs which are paid by the proceeds of insurance, by Tenant or by other third parties (other than payment by Tenant or other tenants of the Operating Expenses);

                          (8) Amortization of the cost (plus interest at the then current market rate on the unamortized portion of such cost from time to time) of purchasing and installing capital investment items (including "retrofitting" or capital replacements) that are for the purpose of reducing costs includable in the definition of Operating Expenses or that may be required by governmental authority, including but not limited to, pursuant to the Americans with Disabilities Act. All such costs shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined in accordance with sound management accounting principles;

                          (9) Management fees and reimbursed expenses of Landlord's Management Agent (not to exceed a market management fee for comparable buildings in the Dallas metropolitan area) and administrative expenses not borne by the Landlord's Management Agent;

                          (10) Fees and charges under any declaration of covenants, easements or restrictions affecting the Building; and

                          (11) All federal, state and local government taxes, assessments and charges of any kind or nature, whether general, special, ordinary or extraordinary, paid by Landlord in a calendar year with respect to the Building ("Taxes"); provided, real estate taxes and special assessments (except as provided below) shall be included in Operating Expenses for a calendar year only to the extent such taxes and assessments are paid during such calendar year, regardless of when assessed. In addition, "Taxes" shall include, without limitation, real estate and transit district taxes and assessments, sales and use taxes, ad valorem taxes, personal property taxes, any lease or lease transaction tax and all taxes, assessments and charges in lieu of, substituted for, or in addition to, any or all of the foregoing taxes, assessments and charges. Taxes shall not include any federal, state or local government income, franchise, capital stock, inheritance or estate taxes, except to the extent such taxes are in lieu of or a substitute for any of the taxes,





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                 assessments and charges previously described in this Section
                 4.01 (b). "Taxes" shall also include the amount of all fees, costs and expenses (including, without limitation, attorneys' fees and court costs) paid or incurred by Landlord each calendar year in seeking or obtaining any refund or reduction of Taxes or for contesting or protesting any imposition of Taxes, whether or not successful and whether or not attributable to Taxes assessed, paid or incurred in such calendar year. If any special assessment payable in installments is levied against all or any part of the Property, then at the Landlord's discretion, Taxes for the calendar year in which such assessment is levied and for each calendar year thereafter shall include only the amount of any installments of such assessment plus interest thereon paid or payable during such calendar year (without regard to any right to pay, or payment of, such assessment in a single payment).

Notwithstanding the foregoing, Operating Expenses shall not include:

                          (1) Principal or interest payments with respect to mortgages against the Building;

                          (2)     Ground lease payments;

                          (3)     Depreciation;

                          (4) The cost of replacement of capital investment items (except as provided in Section 4.01(b)(8));

                          (5) Charges for special items or services billed separately to (and in addition to Expense Adjustment Statements) and paid by tenants of the Building;

                          (6) Leasing commissions or other expenses solely related to marketing space in the Building;

                          (7)     The cost of electrical service; or

                          (8) For purposes of determining the Base Expenses only, any Operating Expense incurred during the Base Year which is not an ordinary, typical year-to-year Operating Expense for the Building.

If at any time the Building is less than ninety-five percent (95%) occupied or Landlord is not supplying services to ninety-five percent (95%) of all rentable areas of the Building during an entire calendar year, then Landlord may adjust that portion of each element of actual Operating Expenses that vary with occupancy of the Building to Landlord's estimate of that amount which would have been paid or incurred by the Landlord as Operating Expenses had the Building been ninety-five percent (95%) occupied or serviced, and the Operating Expenses as so adjusted shall be deemed to be the actual Operating Expenses for such calendar year. If Landlord does not furnish during any Adjustment Year any particular work or service (the cost of which, if performed by Landlord, would constitute an Operating Expense) to a tenant which has undertaken to perform such work or service in lieu of the performance thereof by Landlord, then Operating Expenses shall be deemed to be increased by an amount equal to the additional expense which would reasonably have been incurred during such Adjustment Year by Landlord if it had, at its cost, furnished such work or service to such tenant. The provisions of the preceding sentences will apply only to those Operating Expenses that either vary with occupancy or by reason of one or more tenants not receiving goods or services the cost of which constitutes all or part or such Operating Expenses. If the Property is not assessed as fully improved for any calendar year or part thereof, Landlord may make an adjustment to the amount of Taxes for each such calendar year to reflect the amount of Taxes which would have been assessed if the Property had been assessed as fully improved, and the amount of any such adjustment shall be included in the amount of Taxes for such calendar year. If the Building is not fully leased and occupied by tenants during all or any portion of a calendar year, then Landlord may make an adjustment to the amount of Taxes for such calendar year to reflect the amount of Taxes which would have been assessed if the Building had been fully leased and occupied by tenants during such calendar year, and the amount of any such adjustment shall be included in the amount of Taxes for such calendar year. Landlord shall calculate Operating Expenses (and any adjustment thereto as provided above) during 1996 in the same manner as, and consistent with, calculations to be made during subsequent years.

4.02 PAYMENT OF RENT. Tenant shall pay to Landlord's Management Agent, at the address set forth in Article I above as the Rent Payment Address or to such other person or entity and/or at such other place as Landlord may from time to time direct in writing, all amounts due Landlord from Tenant hereunder, including, without limitation, Monthly Base Rent, Expense Adjustment and Electrical Cost (all amounts due hereunder being referred to collectively as "Rent"). Except as specifically provided in this Lease, Rent shall be paid without abatement, deduction or setoff of any kind, it being the intention of the parties that, to the full extent permitted by law, Tenant's covenant to pay Rent shall be independent of all other covenants contained in this Lease, including Tenant's continued occupancy of the Premises. Tenant's obligation hereunder to pay Rent accruing during the Term (whether or not the amount thereof is determined or determinable as of the date of termination or expiration of this Lease) shall survive the termination of this Lease, except as otherwise provided herein.

4.03 PAYMENT OF MONTHLY BASE RENT. Monthly Base Rent shall be payable monthly, in advance, on the first day of each calendar month during the Term, except that Monthly Base Rent for the first full calendar month of the Term for which Monthly Base Rent is due shall be paid concurrently with the execution of this Lease by Tenant. If the Term commences on a day other than the first day of a calendar month, then Monthly Base Rent for such month will be prorated on a per diem basis based on a 30 day month and the excess of the installment or Monthly Base Rent paid concurrently with the execution of this Lease by Tenant over such prorated amount for the first calendar month of the Term shall be applied against Monthly Base Rent for the first full calendar month of the Term.





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4.04     EXPENSE ADJUSTMENT. In addition to Monthly Base Rent, Tenant shall pay with respect to each Adjustment Year an amount equal to Tenant's Share of Operating Expenses for the Adjustment Year in excess of the Base Expenses ("Expense Adjustment"). As to any Adjustment Year during the Term which does not begin on January 1st or does not end on December 31st, Expense Adjustment with respect to such Adjustment Year shall be prorated on a per diem basis. Notwithstanding anything contained herein to the contrary, Operating Expenses shall be deemed not to increase more than $.50 per rentable square foot per calendar year (determined on a cumulative basis throughout the Term of the Lease); provided that the foregoing cap on Operating Expenses shall not apply to the following components of Operating Expenses: taxes, insurance, and utilities.

4.05 PAYMENT OF ADJUSTMENTS. The Expense Adjustment with respect to each Adjustment Year shall be paid in monthly installments in advance on the first day of each calendar month during such Adjustment Year in amounts sufficient to satisfy payment of the Expense Adjustment for such Adjustment Year as reasonably estimated by Landlord from time to time prior to or during any Adjustment Year and communicated to Tenant by written notice ("Estimated
Expense Adjustment"). If Landlord does not deliver such a notice ("Estimate") prior to commencement of any Adjustment Year, Tenant shall continue to pay Estimated Expense Adjustment as provided in the most recently received Estimate (or Updated Estimate, as defined below) or the latest determined Expense Adjustment, whichever is greater, until the Estimate for such Adjustment Year is delivered to Tenant. If, during any Adjustment Year, Landlord reasonably determines that Operating Expenses for such Adjustment Year have increased or will increase, Landlord may deliver to Tenant an updated Estimate ("Updated Estimate") for such Adjustment Year. Monthly installments of Estimated Expense Adjustment paid subsequent to Tenant's receipt of the Estimate or Updated Estimate for any Adjustment Year shall be in the amounts provided in such Estimate or Updated Estimate, as the case may be. In addition, Tenant shall pay to Landlord within thirty (30) days after receipt of such Estimate or Updated Estimate, the amount, if any, by which the aggregate installments or the Estimated Expense Adjustment provided in such Estimate or Updated Estimate, as the case may be, with respect to prior months in such Adjustment Year exceed the aggregate installments of the Estimated Expense Adjustment paid by Tenant with respect to such prior months. Within one hundred twenty (120) days after the end of each Adjustment Year, or as soon thereafter as practicable, Landlord shall send to Tenant a statement ("Final Adjustment Statement") showing (i) the calculation of the Expense Adjustment for such Adjustment Year, (it) the aggregate amount of the Estimated Expense Adjustment previously paid by Tenant for such Adjustment Year, and (iii) the amount, if any, by which the aggregate amount of the installments of Estimated Expense Adjustment paid by Tenant with respect to such Adjustment Year exceeds or is less than the Expense Adjustment for such Adjustment Year. Tenant shall pay the amount of any deficiency to Landlord within thirty (30) days after the date of such statement. Any excess shall be refunded by Landlord, provided Tenant is not then in default under this Lease, within thirty (30) days after the delivery of the Final Adjustment Statement to Tenant. In addition, Tenant shall have the right, within three (3) months after Tenant's receipt of the Final Adjustment Statement, on written notice to Landlord, to have Landlord's books and records relating to Operating Expenses audited by a qualified professional selected by Tenant and approved by Landlord. Landlord shall have an opportunity to verify the findings of the audit. If such audit, as verified by Landlord, reveals any errors, Tenant's payments of its share of Operating Expenses shall be adjusted, and appropriate payments shall be made by Landlord or Tenant, as the case may be, within forty-five (45) days after completion of such audit. If the audit reveals that Operating Expenses reflected in the Final Adjustment Statement were overstated by more than five percent (5%), then Landlord shall pay the costs of such audit. Otherwise all costs incurred by Tenant in connection with such audit shall be paid by Tenant.

4.06 ELECTRICAL SERVICE. In addition to Monthly Base Rent and Tenant's Share of Operating Expenses, Tenant shall pay with respect to the Base Year and each Adjustment Year, as additional rental, (i) Tenant's Share of all electrical service to the common areas of the Building ("Common Area Electrical Service") and (ii) the cost of electrical service to the Premises ("Premises Electrical Service") (the cost of the Common Area Electrical Service and the Premises Electrical Service, the "Electrical Cost"). In the event the electrical service to the Premises is submetered or otherwise measured in accordance with the provisions of Section 8.03, Tenant shall pay to Landlord the cost of such electrical service based upon rates determined by Landlord from time to time (which shall not exceed the amount Tenant would have been charged for such service by the local utility company furnishing such service). In the event electrical service to the Premises is not measured by a submeter or periodic determination by Landlord's engineers or other competent consultants selected by Landlord (or a combination of such methods), then Tenant shall pay to Landlord Tenant's Share of the cost of all electrical service to tenants in the Building which does not exceed Building standard consumption as established from time to time by Landlord. Tenant's Share shall be based upon the statements therefor received by Landlord from the electrical utility company providing such service, adjusted as Landlord determines appropriate to eliminate over-standard consumption. In the event that other tenants of the Building pay directly either to Landlord or third parties for electricity supplied to their respective premises (e.g. separately metered electricity), then Landlord shall adjust Tenant's Share by excluding from its calculation the rentable area of all tenants making such payments. The cost of electrical service shall include without limitation all fuel adjustment charges, demand charges, and taxes. If, during any period of time, the area of the Building is not ninety-five percent (95%) occupied, then, for purposes of this Section 4.06, Landlord may adjust the actual costs of electrical service that vary with the occupancy of the Building to Landlord's estimate of that amount which would have been paid or incurred by Landlord for electrical service had the Building been ninety-five percent (95%) occupied, and the costs of electrical service as so adjusted shall be deemed to be actual electrical costs for such calendar year. Landlord shall calculate the costs of electrical service (and any adjustment thereto as provided above) during 1996 in the same manner as, and consistent with, calculations to be made during subsequent years.

4.07 ESTIMATED PAYMENTS. Tenant's Share of Electrical Costs with respect to the Base Year and each Adjustment Year shall be paid in monthly installments in advance on the first day of each calendar month during the Base Year and each such Adjustment Year in amounts sufficient to satisfy payment of Tenant's Share of Electrical Costs for the Base Year and each such Adjustment Year as reasonably estimated by Landlord from time to time prior to or during the Base Year and any

Adjustment Year and communicated to Tenant by written notice ("Estimated Electrical Cost Payments"). If Landlord does not deliver such a notice ("Electrical Estimate") prior to the commencement of any Adjustment Year, Tenant shall continue to pay Estimated Electrical Cost Payments as provided in the most recently received Electrical Estimate (or Updated Electrical Estimate, as defined below) or the latest determined Estimated Electrical Cost Payment, whichever is greater, until the Electrical Estimate for such Adjustment Year is delivered to Tenant. If, during the Base Year or any Adjustment Year, Landlord reasonably determines that the Electrical Costs for such Adjustment Year have increased or will increase, Landlord may deliver to Tenant an updated Electrical Estimate ("Updated Electrical Estimate") for the Base Year or such Adjustment Year. Monthly installments of Estimated Electrical Cost Payments paid subsequent to Tenant's receipt of the Electrical Estimate or Updated Electrical Estimate for the Base Year or any Adjustment Year shall be in amounts provided in such Electrical Estimate or Updated Electrical Estimate, as the case may be. In addition, Tenant shall pay to landlord within thirty (30) days after receipt of such Electrical Estimate or Updated Electrical Estimate, the amount, if any, by which the aggregate installments of the Estimated Electrical Cost Payments provided in such Electrical Estimate or Updated Electrical Estimate, as the case may be,with respect to prior months in the Base Year or such Adjustment Year exceed the aggregate installments of the Estimated Electrical Cost
Payments paid by Tenant with respect to such prior months. Within one hundred twenty (120) days after the end of each Adjustment year, or as soon thereafter as practicable, Landlord shall send to Tenant a statement ("Final Electrical Cost Statement") showing (i) the calculation of Tenant's Share of Electrical Cost for the Base Year or such Adjustment Year, (ii) the aggregate amount of the Estimated Electrical Cost Payments previously paid by Tenant with respect to such Adjustment Year, and (iii) the amount, if any, by which the aggregate amount of the installments of the Estimated Electrical Cost Payments paid by Tenant with respect to such Adjustment Year exceeds or is less than Tenant's share of the Electrical Costs for the Base Year or such Adjustment Year. Tenant shall pay the amount of any deficiency to Landlord within thirty (30) days after the date of such statement. Any excess shall be refunded by Landlord, provided Tenant is not then in default under this lease within thirty (30) days after the delivery of the final Adjustment Statement to Tenant.

                                   ARTICLE 5.
                                SECURITY DEPOSIT

        As security for the performance of its obligations under this Lease, Tenant, on execution of this Lease, shall deposit with Landlord a security deposit in the amount set forth in Article I hereof ("Security Deposit"), and agrees from time to time to pay Landlord within three (3) business days following receipt of a request therefor, any sum or sums of money paid or deducted therefrom by Landlord pursuant to the provisions of this Lease, in order that at all times during the Term there shall be continually deposited with the Landlord, a sum which shall never be less than the amount originally deposited. The Security Deposit shall not be deemed an advance payment of Rent, nor a measure of damages for any default by Tenant under this Lease, nor shall the Security Deposit be a bar or a defense to any action that Landlord may commence against Tenant. In the event of any default by Tenant hereunder, Landlord shall have the right, but shall not be obligated, to apply or retain all or any portion of the Security Deposit in payment of Tenant's obligations hereunder, but any such application or retention shall not be obligated to hold the Security Deposit as a separate fund, but may commingle the same with its other funds. Upon expiration of the Term hereof, the Security Deposit (or the balance thereof remaining after payment out of the same or deductions therefrom as provided above) shall be returned to the Tenant within a reasonable period of time following such expiration. No interest shall be payable with respect to the Security Deposit. Landlord may commingle the Security Deposit with other monies of Landlord. Landlord or any owner of the Building may transfer or assign the Security Deposit to any new owner of the Building or to any assignee or transferee of this Lease or may credit the Security Deposit against the purchase price of the Building and upon such transfer or credit all liability of the transferor or assignor of such security shall cease and come to an end. No Mortgagee (as hereinafter defined) or person or entity who acquires legal or beneficial title to the Building from such Mortgagee shall be liable for the return of the Security Deposit unless such funds are actually received by such Mortgagee or purchaser.

                                   ARTICLE 6.
                            USE OF PREMISES; PARKING

6.01 PERMITTED USE. Tenant shall use and occupy the Premises solely for general office purposes and for no other use or purpose. Notwithstanding anything to the contrary in this Lease, the Premises shall not be used for any purpose which would (i) adversely affect the appearance of the Building, (ii) be visible from the exterior of, or the public areas of, the Building, (iii) adversely affect ventilation in other areas of the Building (including without limitation, the creation of offensive odors), (iv) create unreasonable elevator loads, (v) cause structural loads to be exceeded, (vi) create unreasonable noise levels, (vii) otherwise unreasonable interfere with Building operations or other tenants of the Building, or (viii) violate legal requirements. In all events, Tenant shall not engage in any activity which is not in keeping with the first-class standards of the Building. Without limiting the foregoing, Tenant will not use any part of the Premises for the following uses: health care services, telephone or telegraph agency, radio, television or other communication station, employment agency, public restaurant or bar, retail, wholesale or discount shop for the sale of merchandise, retail service shop, school or classroom (except as incidental to office uses but not as the principal use thereof), or governmental or quasi-governmental bureau, department or agency.

6.02 NO NUISANCE. Tenant shall not commit, or suffer to be committed, any annoyance, waste, nuisance,act or thing against public policy, or which may disturb the quiet enjoyment of Landlord or any other tenant or occupant of the building. Tenant agrees not to deface or damage the Building in any manner.

6.03 PARKING. Landlord shall provide and Tenant shall lease and pay for, from the commencement Date until expiration of the Term, the Parking Spaces. Tenant does not have the right to use any specific parking spaces but only has the right to use the number of Parking Spaces located in the parking facilities generally. Tenant may not use additional parking spaces without the prior written consent of Landlord, in its sole discretion. Tenant and its agents, employees, contractors, invitees or licensees shall not interfere with the rights of Landlord or others entitled to similar use of the parking facilities. All parking facilities furnished by Landlord shall be subject to the reasonable control and management of Landlord, who may, from time to time, establish, modify and enforce reasonable rules and regulations with respect thereto. Landlord further reserves the right to change, reconfigure, or rearrange the parking areas, to construct or repair any portion thereof, and to restrict or eliminate the use of any parking areas and do such other acts in and to such areas as Landlord deems necessary or desirable without such actions being deemed an eviction of Tenant or a disturbance of Tenant's use of the Premises and without Landlord being deemed in default hereunder. Landlord may, in its sole discretion, convert the parking facilities to a reserved and/or controlled parking facility. If specific parking spaces are not assigned pursuant to the terms of this Lease, Landlord reserves the right at any time to assign specific parking spaces and Tenant shall thereafter be responsible to insure that its employees park in the specifically designated parking spaces. Tenant shall, if requested by Landlord, furnish to Landlord a complete list of the license plate numbers of all vehicles operated by Tenant, Tenant's employees and agents. Landlord shall not be liable for any damage of any nature to, or any theft of, vehicles, or contents thereof, in or about such parking facility. At Landlord's request, Tenant shall cause its employees and agents using Tenant's parking spaces to execute an agreement confirming the foregoing. Excessive use of the parking facilities by another tenant shall not be a default or breach of this Lease by Landlord, and shall not suspend or terminate any of Tenant's obligations under this Lease, and shall not entitle Tenant to exercise any other right or remedy it may be afforded hereunder or at law or in equity. For the Parking Spaces, Tenant shall pay Landlord during the term additional rental hereunder (a) the sum of $0 per month during the first five years of the Term of this Lease and thereafter $40.00 per month (plus any applicable sales tax) for each Non-Reserved Parking Space, (b) if Tenant elects to convert a Non-Reserved Parking Space to an Executive Non-Reserved Parking Space, then the sum of $60.00 per month (plus any applicable sales tax) for each Executive Non-Reserved Parking Space, (c) the sum of $100.00 per month (plus any applicable sales tax) for each Reserved Executive Parking Space, and (d) the sum of $40.00 per month (plus any applicable sales tax) for each Additional Non-Reserved Parking Space, such sums to be payable monthly in advance on the first day of each and every month during the Term, and a pro rata portion of such sum shall be payable for any partial calendar month in the event this Lease commences or ends on a date other than the first or last day of a calendar month. Tenant's obligation to pay the above described parking rental shall be considered an obligation to pay Rent for all purposes hereunder and shall be secured in a like manner as is Tenant's obligation to pay any other Rent. If the Parking Spaces are not available to Tenant during any portion of the term of this Lease due to causes beyond the control of Landlord (including casualty or condemnation), this Lease shall continue without abatement of Rent and Landlord shall use reasonable efforts to make available to Tenant sufficient substitute parking spaces within a one-half (.5) mile radius of the Building until the Parking Spaces are again made available to Tenant at a rental rate not to exceed the above described rental rate. Tenant shall have the right at any time to convert up to twelve (12) Non-Reserved Parking Spaces to twelve (12) Executive Non-Reserved Parking Spaces, provided Tenant provides Landlord fifteen (15) days prior written notice. The sums described above payable for each Executive Non-Reserved Parking Space shall be prorated for any partial month.

                                   ARTICLE 7.
                             RULES AND REGULATIONS

        Tenant agrees to observe the reservations and rights reserved to Landlord in this Lease. Tenant shall comply, and shall cause its employees, agents, clients, customers, guests and invitees to comply, with the rules and regulations attached hereto as EXHIBIT 3, and such revised or additional rules and regulations adopted by Landlord during the Term and applied generally to all office tenants of the Building. Any violation by Tenant or any of its employees, agents, clients, customers, guests or invitees of any of the rules and regulations so adopted by Landlord shall be a default by Tenant under this Lease and may be restrained by court injunction; but whether or not so restrained, Tenant acknowledges and agrees that it shall be and remain liable for all damages, loss, costs and expense resulting from any violation by Tenant or such other persons of any of said rules and regulations. Landlord shall use reasonable efforts to cause tenants to comply with said rules and regulations on a non-discriminatory basis, provided nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce said rules and regulations or the terms, covenants and conditions of any other lease against any other tenant or any other persons, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, guests, invitees, licensees, customers, clients, family members, or by any other person.

                                   ARTICLE 8.
                               SERVICES PROVIDED

8.01    LANDLORD'S SERVICES.  Landlord shall furnish:

        (a) Cooled or heated air in season to provide a temperature condition required, in Landlord's reasonable judgment, for comfortable occupancy of the Premises under normal business operations and in the absence of the use of equipment which affects the temperature or humidity which would otherwise be maintained in the Premises, daily from 7:00 A.M. to 6:00 P.M. (Saturdays 8:00 A.M. to 1:00 P.M.), Sundays and Holidays (as defined below) excepted. If Tenant shall request, at least one (1) business day in advance, Landlord shall provide after hours cooled or heated air for the Premises; provided, that the Tenant shall pay Landlord's charges for such service currently in the amount of Landlord's cost (including reasonable overhead) per hour with a two (2) hour minimum charge (which hourly or minimum charges are subject to change from time to time without notice) within ten (10) days after receipt of Landlord's invoices therefor. Further, if the use of heat generating equipment in the Premises different from that already maintained in the Premises already occupied by Tenant as of the date hereof, affects the temperatures otherwise maintained by the air conditioning system for normal business operations, and thereby requires, in the sole judgment of Landlord, the modification of the air conditioning or ventilation systems (including installation of supplementary air conditioning units in the Premises) Landlord may elect to perform such modification, and the cost thereof shall be paid by Tenant to Landlord at the time of completion of such modification, or Landlord may elect to require Tenant to perform such modification, at Tenant's sole cost and expense. Any increased expense in maintaining or operating the system resulting, in Landlord's sole opinion, from such modification shall be paid by Tenant. In addition, Tenant shall, at Tenant's expense, perform all maintenance on any supplementary air conditioning units installed in accordance with this Section 8.01(a) unless, in the exercise of its right hereby expressly reserved, Landlord elects to perform part or all of such maintenance at Tenant's expense. Tenant agrees to keep and cause to be kept closed all windows in the Premises and at all times to cooperate fully with Landlord in the operation of said system and to abide by all reasonable regulations and requirements which Landlord may prescribe to permit the proper functioning and protection of said heating, ventilation and air conditioning systems. For purposes of this Lease, "Holidays" means those federal or state holidays or such other days which Landlord, in its reasonable discretion, designates to Tenant as "Holidays" for purposes of this Lease, such designation being subject to change from time to time;

        (b) Washroom facilities, not within the Premises (unless Tenant leases an entire floor), for use by Tenant in common with other tenants in the Building;

        (c) Janitor service in and about the Premises as customarily provided in similar office buildings in the submarket area that the Building is located within;

        (d) Passenger elevator service in common with other tenants and occupants, daily from 8:00 A.M. to 6:00 P.M., Saturdays, Sundays and Holidays excepted. Such normal passenger elevator service, if furnished at other times, shall be optional with Landlord and shall never be deemed a continuing obligation. Landlord, however, shall provide limited passenger service daily at all times such normal passenger service is not furnished. Landlord shall provide limited freight elevator service at such times as Landlord shall determine; and

        (e) Replacement of fluorescent lamps, bulbs, ballasts, and starters in the building with standard ceiling mounted fixtures installed by Landlord and incandescent bulb replacements in all public areas.

8.02 GOVERNMENT RESTRICTIONS. Tenant agrees that compliance with any mandatory or voluntary energy conservation measures or other legal requirements instituted by any appropriate governmental authority shall not be considered a violation of any terms of this Lease and shall not entitle Tenant to terminate this Lease or require abatement or reduction of Rent hereunder.

8.03 ELECTRICAL CONSUMPTION. Landlord shall provide or cause to be provided to the Premises all electrical current required by Tenant in the normal use and occupancy of the Premises. Without Landlord's prior written consent, Tenant shall not install any equipment which would result in Tenant's connected load exceeding, either in voltage, rated capacity, or overall load, that which Landlord deems to be standard for the Building ("Building Standard Load") or which would generate sufficient heat to affect the temperature otherwise maintained in the Premises by the normal operation of the Building air conditioning equipment serving the Premises. The obligation of Landlord to provide or cause to be provided electrical service shall be subject to the rules and regulations of the supplier of such electricity and of any municipal or other governmental authority regulating the business of providing electrical utility service. Except to the extent of Landlord's gross negligence, Landlord shall not be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if either the quantity or character of the electric service is changed or is no longer available or no longer suitable for Tenant's requirements. At any time when Landlord is furnishing electric current to the Premises, Landlord may, at its option, upon not less than thirty (30) days prior written notice to Tenant, discontinue the furnishing of such electric current. If Landlord gives such notice of discontinuance, Landlord shall make all reasonably necessary arrangements with the public utilities supplying the electric current with respect to connecting electric current to the Premises, but tenant shall contract directly with such public utility with respect to supplying such service. Landlord shall have the right to measure electrical usage in the Premises (1) by installing a submeter, (2) by periodic determinations by Landlord's engineers or other competent consultants selected by Landlord, or (3) by any combination of such methods. If Tenant's electrical usage exceeds Building Standard Load, the cost of purchase and installation of a submeter in the Premises shall be borne by Tenant. If Tenant's connected load for electrical design exceeds the Building Standard Load, Tenant shall pay as Additional Rent a surcharge of a proportionate part of all electrical service costs which are attributable to the aggregate over-standard electrical consumption by all tenants in the Building. Such proportion shall be equal to the product of the aggregate cost of all over-standard electrical consumption in the Building (as determined by Landlord) times a fraction in which the numerator is Tenant's electrical design load in excess of the Building Standard Load and the denominator is the aggregate of the total electrical design load of all tenants in the Building in excess of the Building Standard Load. Tenant's proportionate share of such sums shall be due within ten (10) days after the date of receipt of a statement therefor from Landlord setting forth the amount of the charges involved and calculating Tenant's proportionate share thereof. If the electrical current consumed relative to the Premises shall be separately metered, Tenant shall pay for all such electrical current directly to the utility company supplying said service. Tenant agrees to purchase from Landlord all replacement lamps, bulbs, ballasts and starters used in the Premises and to pay Landlord a standard charge for furnishing and replacing such lamps, bulbs, ballasts and starters. At no time shall Tenant permit the use of electricity consumed in the Premises to exceed the capacity of feeders to the Building or the risers or wiring installation. Landlord does not warrant or represent that such capacity shall be adequate for Tenant's purposes.

8.04 ADDITIONAL SERVICES. Landlord shall in no event be obligated to furnish any services or utilities, other than those specified in Article 8. Tenant acknowledges that it shall be responsible for making arrangements for and shall pay the cost of the installation, repair and maintenance of its own telephone system. If Landlord elects to furnish services or utilities requested by Tenant in addition to those specified herein (including utility services at times other than those specified), Tenant shall pay to Landlord, Landlord's then prevailing rates for such services and utilities within ten (10) days after receipt of Landlord's invoices therefor. If Tenant shall fail to make any such payment, Landlord may, without notice to Tenant, and in addition to Landlord's other remedies under this Lease, discontinue any or all of the additional services. Failure by Landlord to any extent to furnish any of the aforementioned services to Tenant, the Premises or the Building, or any cessation

Landlord to any extent to furnish any of the aforementioned services to Tenant, the Premises or the Building, or any cessation (including any partial curtailment) thereof, shall not render Landlord liable in any respect for damages to person, property or otherwise, nor to be construed as an eviction of Tenant, nor work an abatement of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any of the equipment or machinery utilized in supplying the services listed herein break down, or for any cause cease to function properly, such failure shall not work as an abatement of Rent, nor be construed as an eviction of Tenant, nor relieve Tenant from fulfilling any covenant or agreement contained herein, nor render Landlord liable for damages; however, Landlord shall use reasonable diligence to repair same promptly. Notwithstanding the foregoing, if Tenant is prevented from making reasonable use of the Premises for more than fifteen (15) consecutive days, as its exclusive remedy therefor, Tenant shall be entitled to a reasonable abatement of rent for each consecutive day (after such fifteen (15) day period) that Tenant is so prevented from making reasonable use of the Premises. In addition, and notwithstanding the foregoing, if Tenant is unable to operate its business in the Premises as a result of such unavailability of such services, and such unavailability is due to Landlord's gross negligence or willful misconduct, then, if such unavailability continues for five (5) consecutive business days, Tenant shall have the right, as its sole and exclusive remedy, to a reasonable abatement of rent for each consecutive day (after such five (5) day period) that Tenant is unable to operate its business in the Premises.

8.05 MONUMENT SIGNAGE. The monument sign currently located on Blackburn Driveway is encumbered by the rights of another tenant. Landlord also may use such monument sign for purposes of identifying the Building generally. Tenant shall be entitled to the non-exclusive use of the Tenant Portion of such sign as identified on Exhibit 5, provided all uses thereof, including the signage placed thereon, are approved by Landlord in all respects in Landlord's reasonable discretion. In addition, to the extent of the portion of the sign used by Tenant (but in no event less than 50%), Tenant shall pay its proportionate share (but in no event less than 50%) of all costs in connection therewith, provided Landlord will pay the costs of causing the monument sign to comply with applicable law, Tenant acknowledging that such sign or the use thereof may not currently comply with such laws and may have to be moved or reconfigured to so comply. Landlord shall have the right to add the names of other tenants and signage identifying the Building generally to such monument sign before or after Tenant uses such monument sign and/or causes such monument sign to comply with applicable laws, provided Tenant shall be entitled to use at least 50% of the Tenant Portion of the signage surface area. Landlord shall have the right to use the Landlord Portion of such sign, as identified on
Exhibit 5, to identify the Building generally. Landlord shall have the right to determine whether the names of Tenant and other tenants are side by side (horizontal), on top of each other (vertical), and the order of names.


                                   ARTICLE 9.
                      LEASEHOLD IMPROVEMENTS; ALTERATIONS

9.01 ALTERATIONS. Except as may be otherwise provided in this Lease as to initial Tenant improvements in accordance with Exhibit 4. Tenant shall not, without Landlord's prior written consent, permit any alteration, improvement, addition or installation in or to the Premises (all of which is collectively referred to as "Work"), including installation of telephone, computer or internal sound or paging systems or other similar systems, or the performance of any decorating, painting and other similar work in the Premises. In the event Landlord consents to any Work, Landlord reserves the right to cause such Work to be performed by contractors and subcontractors designated by Landlord. Tenant shall pay the cost of preparation of the plans for the Work, all permit fees and the fees of said contractors and subcontractors. Except with respect to Work performed by Landlord's designated contractor as general contractor, Tenant shall pay to Landlord's then applicable construction supervision fee. Before commencement of any Work or delivery of any materials into the Premises or the Building, Tenant shall furnish to Landlord, for its prior written approval, which approval shall not be unreasonably withheld or delayed, architectural plans and specifications certified by a licensed architect or engineer reasonably acceptable to Landlord, and such other documentation as Landlord shall reasonably request. Tenant agrees to hold Landlord, its beneficiaries and their respective agents, partners, officers, servants and employees forever harmless against all claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with any such Work, except to the extent caused by Landlord's gross negligence. At the request of Landlord, Tenant will deliver a written indemnity against claims or damages to tenants or occupants of any other premises affected by such Work. Tenant shall pay Landlord's reasonable costs of reviewing plans and materials submitted to Landlord for approval. Tenant shall pay the cost of all such Work and the cost of decorating and altering the Premises and the Building occasioned by any such Work. Landlord shall have the right to require Tenant to deliver to Landlord cash or other security in an amount and form acceptable to Landlord be held in escrow by Landlord to assure prompt payment for the cost of any such Work and to require Tenant's contractors to evidence workman's compensation, general liability and other insurance coverage, as reasonably required by Landlord. All alterations, improvements, additions and installations to or in the Premises shall become part of the Premises at the time of installation.

9.02 TENANT'S WORK. In the event that Landlord permits Tenant to hire its own contractors for the performance of any Work, then in addition to the provisions of Section 9.01, the following shall apply: (i) prior to the commencement of the Work or the delivery of any materials to the Building, Tenant shall submit to Landlord for Landlord's approval, the names and addresses of all contractors, contracts, necessary permits and licenses, certificates of insurance (including, without limitation, Workmen's Compensation, comprehensive general liability and adequacy of design insurance) and instruments of indemnification and waivers of lien against any and all claims, costs, expenses, damages and liabilities which may arise in connection with the Work, all in such form and amount as shall be satisfactory to Landlord; (ii) all such Work shall be done only by contractors or mechanics approved by Landlord and at such time and in such manner as Landlord may from time to time designate; (iii) upon completion of any Work, Tenant shall furnish Landlord with as-built plans, contractors' affidavits, full and final waivers of lien, receipted bills covering all labor and materials expended and used in connection with such Work, and (iv) all such Work shall comply with all insurance requirements, all laws, ordinances, rules and regulations good and workmanlike manner and with the use of new, quality grade materials.

9.03 NO MECHANIC'S LIENS. Without limitation of the provisions of Section 9.01, Tenant agrees not to suffer or permit any lien on any mechanic or materialman to be placed or filed against the Premises or the Building. In case any such lien shall be filed, Tenant shall immediately satisfy and release such lien of record. If Tenant shall fail to have such lien satisfied, released of record, or bonded around within thirty (30) days after its filing, Landlord may, on behalf of Tenant, without being responsible for making any investigation as to the validity of such lien and without limiting or affecting any other remedies Landlord may have, pay the same and Tenant shall pay Landlord on demand the amount so paid by Landlord.

9.04 REMOVAL OF TENANT'S PROPERTY. Subject to the rules and regulations, Tenant, at any time Tenant is not in default hereunder, may remove from the Premises its movable trade fixtures and personal property. Tenant shall repair any damage to the Premises caused by such removal, failing which Landlord may remove the same and repair the Premises and Tenant shall pay the cost thereof to Landlord on demand.

9.05 INITIAL TENANT IMPROVEMENT. Initial Tenant improvements shall be made to the Premises in accordance with Exhibit 4.

9.06 REFURBISHMENT ALLOWANCE. On December 1, 2000, Landlord shall pay to Tenant a refurbishment allowance not to exceed $2.00 per rentable square foot in the Premises of $59,500.00, for use by Tenant to refurbish the Premises, upon satisfaction of the same conditions as set forth in Section 9.05.

                                  ARTICLE 10.
                             CONDITION OF PREMISES

10.01 PREMISES CONDITION. No agreements or representations, except such as are expressly contained herein and in the Work Letter attached hereto, if any, have been made to Tenant respecting the condition of the Premises. By taking possession, except as provided in the Work Letter, Tenant conclusively waives all claims relating to the condition of the Premises and accepts the Premises as being free from defects and in good, clean and sanitary order, condition and repair, and agrees to keep the Premises in such condition, ordinary wear and tear excepted. Landlord shall be responsible to cause restrooms and elevator lobbies on each floor of the Premises to comply with applicable ADA standards for handicapped persons, provided Tenant does not make alterations that require changes to the elevator lobbies or restrooms, in which case Tenant shall then be responsible for causing compliance.

10.02 CARE OF THE PREMISES. Subject to Article 12, and ordinary wear and tear excepted, Tenant shall, at its own expense, keep the Premises clean and safe and in as good repair and condition as when all of the work described in the Work Letter was completed (or as to subsequent Work, as and when such Work was completed) and shall promptly and adequately repair all damage to the Premises and the Building caused by Tenant or any of its employees, agents, guests or invitees, including replacing or repairing all damaged or broken glass, fixtures and appurtenances resulting from any such damage, under the supervision and with the approval of Landlord. If Tenant does not promptly and adequately make such repairs or replacements, Landlord may, but need not, make such repairs and replacements and Tenant shall pay Landlord the cost thereof on demand. Tenant, at its sole expense, shall comply with all laws, orders and regulations of federal, state, county and municipal authorities and with any directive of any public officer or officers pursuant to law which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Premises or the use, condition, or occupation thereof, including all handicapped access laws. Tenant shall not do or permit to be done any act or thing in, on or about the Premises or store anything therein which (i) will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, (ii) is not appropriate to the permitted use of the Premises, or (iii) will in any way increase the existing rate of, or adversely affect, or cause a cancellation of, any fire or other insurance policies covering the Building or any of its contents.

10.03 CARE OF THE BUILDING. Landlord, subject to Articles 12 and 14, shall be obligated only to maintain and make necessary repairs to the structural elements of the Building, the public corridors, public washrooms and lobby of the Building, the exterior windows of the Building, and subject to the provisions of Articles 8, 12 and 14, the electrical, plumbing, heating, ventilation and air conditioning systems of the Building.

                                  ARTICLE 11.
                           SURRENDER OF THE PREMISES

11.01 SURRENDER. At the termination of this Lease, by lapse of time or otherwise, Tenant shall surrender possession of the Premises to Landlord and deliver all keys to the Premises and all locks therein to Landlord and make known to the Landlord the combination of all combination locks in the Premises, and shall, subject to Articles 12 and 13, return the Premises and all equipment and fixtures of the Landlord therein to Landlord in broom clean condition and in as good condition as when Tenant originally took possession, ordinary wear and tear excepted, failing which Landlord may restore the Premises and such equipment and fixtures to such condition and the Tenant shall pay the cost thereof to Landlord on demand.

11.02 REMOVAL OF FIXTURES. Upon termination of this Lease or of Tenant's right to possession of the Premises, by lapse of time or otherwise, all installations, additions, partitions, hardware, light fixtures, floor coverings, non-trade fixtures and improvements, temporary or permanent, whether placed there by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant.

11.03 SURVIVAL. All obligations of Tenant under this Article II shall survive the expiration or earlier termination of this

Lease.

                                  ARTICLE 12.
                             DAMAGE OR DESTRUCTION

12.01 DAMAGE BY FIRE OR OTHER CASUALTY. If, during the Term, more than twenty-five percent (25%) of either of the Premises or the Building is damaged or made untenantable by fire or other casualty, cause, condition or thing whatsoever, Landlord may, by written notice to Tenant given within sixty (60) days after such damage, terminate this Lease. Such termination shall become effective as of the date of such damage. Unless this Lease is terminated, if the Premises are made partially or wholly untenantable as aforesaid, Landlord, subject to the provisions of this Article 12 shall restore the same at Landlord's expense with reasonable promptness. If, as a result of a fire or other casualty, the Premises are made partially or wholly untenantable, Tenant may terminate this Lease if (A) Landlord fails to commence such restoration within sixty (60) days after Landlord is able to take possession of the damaged space in the Premises and fails to reasonably diligently complete the restoration of the Premises, by giving notice thereof to Landlord (i) not later than seventy (70) days after Landlord is able to take possession if Landlord has not theretofore commenced such restoration or (ii) prior to the substantial completion of such restoration, if Landlord commences such restoration within said sixty (60) day period, but fails to complete the restoration of the Premises within one hundred eighty (180) days from the date of casualty, and such termination shall be effective as of the fifth (5) day after receipt of said notice by Landlord, or (B) the restoration will take more than one hundred eighty (180) days to complete by giving notice thereof to Landlord prior to Landlord's commencement of restoration and within twenty (20) days after Landlord notifies Tenant in writing of the estimated time necessary to complete such restoration determined by an architect selected by Landlord, provided Tenant shall have the right to select an architect to make such determination if Landlord has not done so within thirty (30) days after such casualty, and Tenant's termination right, if applicable shall be exercised within twenty (20) days after Tenant's receipt of such architect's estimate. In the event of termination of this Lease, Monthly Base Rent and Adjustments shall be prorated on a per diem basis and paid only the effective date of such termination. If all of the Premises are untenantable but this Lease is not terminated, all Monthly Base Rent and Adjustments shall abate from the date of the fire or other casualty until the Premises are ready for occupancy and reasonably accessible to Tenant; if part of the Premises is untenantable, Monthly Base Rent and Adjustments shall be prorated on a per diem basis and apportioned in accordance with the part of the Premises which is usable by Tenant until the damaged part is ready for Tenant's occupancy. In all cases, with respect to Landlord's obligations under this Article 12, such obligations shall be adjusted and all time periods extended by the period on account of delay caused by adjustment or insurance loss, strikes, governmental approvals, labor difficulties or any cause beyond Landlord's reasonable control. Notwithstanding anything to the contrary in this Section 12.01, Tenant shall not have the right to terminate this Lease and Rent shall in no event abate if such fire or other casualty, cause, condition or thing was caused by the act or neglect of Tenant, its employees or agents.

12.02 RENT CONCESSION AND CASUALTY. This following provision shall apply if, as an economic concession set forth in the Rider hereto, Landlord has granted Tenant a credit against Monthly Base Rent, Expense Adjustment, or Electrical Cost, or has granted Tenant an abatement period with respect to Monthly Base Rent, Expense Adjustment, or Electrical Cost (such credits or the amount of Monthly Base Rent, Expense Adjustment, or Electrical Cost, which would have accrued but for such abatement period being hereinafter referred to as "Rent Concession"): In the event that, pursuant to any provision of this Lease, Monthly Base Rent, Expense Adjustment, or Electrical Cost abate, in whole or in part, by reason of the occurrence of a fire or other casualty ("Casualty Abatement") and this Lease is not terminated, then to the extent that the period of any Casualty Abatement coincides with any period that a Rent Concession would otherwise have been applicable, the Rent Concession or such portion thereof as would otherwise have been applicable if the Casualty Abatement had not occurred ("Rent Concession Balance") will be deferred until the Casualty Abatement period expires and the Rent Concession Balance will be effective and applied at the rate set forth in the Rider during the period immediately following the expiration of the Casualty Abatement. Notwithstanding the foregoing, (a) the Rent Concession Balance will not be applicable to the extent it exceeds the amount of rent loss insurance proceeds recovered by Landlord with respect to the Casualty Abatement, (b) Tenant will not be entitled to any cash refund or credit against any other amounts due Landlord by reason of the foregoing provision and (c) the Term will not be extended by reason of the applicability of the foregoing provision.

12.03 RESTORATION. If Landlord repairs and restores the Premises as provided in Section 12.01 above, Landlord shall repair or restore any decorations (excluding personal property), alterations or improvements to the Premises installed or approved by Landlord; provided, and to the extent, Landlord's and/or Tenant's casualty insurance proceeds, as hereinafter provided under
Article 15.02, applicable to such decorations, alterations and improvements are received by or provided to Landlord for such purposes. Tenant shall be responsible for repair and replacement of trade fixtures, furnishings, equipment, personalty property or leasehold improvements belonging to Tenant. Notwithstanding any provision of this Article 12 to the contrary, Landlord shall not be obligated to make any restorations or repairs to the Premises, the cost of which would exceed the proceeds of insurance received by Landlord with respect thereto.

                                  ARTICLE 13.
                                 EMINENT DOMAIN

13.01 CONDEMNATION OF THE PREMISES. In the event that the whole or a substantial part of the Building or the Premises shall be condemned or taken in any manner for any public or quasi-public use (or sold under threat of such taking), and as a result thereof, the remainder of the Premises cannot be used for the same purpose as prior to such taking, the Lease shall terminate as of the date possession is taken.

13.02 PARTIAL CONDEMNATION OF THE PREMISES. If less than a substantial part of the Premises shall be so condemned or taken (or sold under threat thereof) and after such taking the Premises can be used for the same purposes as prior thereto, the Lease shall cease only as to the part so taken as of the date possession shall be taken by such authority, and Tenant shall pay full Rent up to that date (with appropriate refund by Landlord of such Rent attributable to the part so taken as may have been paid in advance for any period subsequent to the date possession is taken) and thereafter Monthly Base Rent, Expense Adjustment, and Electrical Cost shall be equitably adjusted to reflect the reduction in the Premises by reason of such taking. Landlord shall, at its expense, make all necessary repairs or alterations to the Building so as to constitute the remaining Premises a complete architectural unit, provided that Landlord shall not be obligated to undertake any such repairs or alterations if the cost thereof exceeds the award actually received by Landlord resulting from such taking.

13.03 BUILDING CONDEMNATION. If part of the Building shall be so condemned or taken (or sold under threat thereof), or if any adjacent property or street shall be condemned or improved by a public or quasi-public authority in such a manner as to alter the use of any part of the Premises or the Building and, in the opinion of Landlord, the Building or any part thereof should be altered, demolished or restored in such a way as to materially alter the Premises, Landlord may terminate this Lease by notifying Tenant of such termination within sixty (60) days following the taking of possession by such public or quasi-public authority, and this Lease shall expire on the date of the taking, as fully and completely as if such date were the date hereinbefore set forth as the expiration of the Term, and the Monthly Base Rent and Adjustments hereunder shall be apportioned as of such date.

13.04 AWARD. Landlord shall be entitled to receive the entire award, including the damages for the property taken and damages to the remainder, with respect to any condemnation proceedings affecting the Building. Tenant agrees not to make any claim against Landlord or the condemning authority for any portion of such award or compensation, whether attributable to the value of any unexpired portion of the Term, the loss of profits, goodwill, leasehold improvements or otherwise, Tenant irrevocably assigning any and all such claims to Landlord.

                                  ARTICLE 14.
                            WAIVER OF CERTAIN CLAIMS

14.01 RELEASE. To the extent not expressly prohibited by law, Tenant releases Landlord, its mortgage, stockholders, agents, partners, officers, servants and employees, and their respective stockholders, agents, partners, officers, servants and employees (collectively, "Related Parties"), from and waives all claims for damages to person or property sustained by Tenant or by any occupant of the Premises, the Building, or by any other person, resulting directly or indirectly from fire or other casualty, any existing or future condition, defect, matter or thing in the Premises, the Building, or any portions thereof, or from any equipment or appurtenance therein, or from any accident in or about the Building, or from any act of neglect of any tenant or other occupant of the Building or of any other person, other than Landlord or its agents. The foregoing provision shall not limit or reduce Landlord's maintenance and repair obligations contained herein.

14.02 INDEMNIFICATION. Except as provided otherwise in this Lease, Tenant agrees to hold harmless and indemnify Landlord and Landlord's Related Parties against claims and liabilities, including reasonable attorneys' fees, from any damage to person or property caused by the negligence or intentional torts of Tenant or its agents. Landlord may, at its option, repair such damage or replace such loss, and Tenant shall upon demand by Landlord reimburse Landlord for all costs of such repairs, replacement and damages in excess of amounts, if any, paid to Landlord under insurance covering such damages. In the event any action or proceeding is brought against Landlord or Landlord's Related Parties by reason of any such claims, then, upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord. In addition, except as provided otherwise in this Lease, Landlord agrees to hold harmless and indemnify Tenant against claims and liabilities, including reasonable attorneys' fees, from any damage to person or property caused by the negligence or intentional torts of Landlord or its agents.

14.03 TENANT'S FAULT. If any damage to the Building or any equipment or appurtenance therein, whether belonging to Landlord or to other tenants in the Building, results from any act or neglect of Tenant, its agents, employees, guests or invitees, Tenant shall be liable therefor and Landlord may, at Landlord's option repair such damage, and Tenant shall, upon demand by Landlord, reimburse Landlord the total cost of such repairs and damages to the Building. If Landlord elects not to repair such damage, Tenant shall promptly repair such damages at its own cost and in accordance with the provisions of Sections 9.02 and 9.03 as if such repair constituted Work under such Sections. If Tenant occupies space in which there is exterior glass, then Tenant shall be responsible for the damage, breakage or repair of such glass, except to the extent such loss or damage is recoverable under Landlord's insurance, if any.

                                  ARTICLE 15.
                        INSURANCE; WAIVER OF SUBROGATION

15.01 TENANT'S INSURANCE. Tenant shall procure and maintain at its own cost policies of comprehensive general public liability and property damage insurance with contractual liability coverage for the agreements of indemnity provided for under this Lease and a broad form general liability endorsement to afford protection with such limits as may be reasonably requested by Landlord from time to time (which as of the date hereof shall be not less than $3,000,000 under a combined single limit of coverage) insuring Landlord and Landlord's Related Parties from all claims, demands or actions for injury to or death of any person or persons and for damage to property made by, or on behalf of, any person or persons, firm or corporation, arising from, related to or connected with the Premises. The insurance shall be issued by companies and be in form and substance satisfactory to Landlord and any mortgagee of the Building and shall name Landlord and Landlord's Managing Agent (and, if requested by Landlord or any mortgagee, include any mortgagee) and their respective agents and employees as additional insureds. The aforesaid insurance policies shall provide that they shall not be subject to cancellation except after at least thirty (30) days' prior written notice to Landlord and all such mortgagees (unless such cancellation is due to non-payment of premiums, in which event ten (10) days' prior written notice shall be required). The original insurance policies (or certificates thereof satisfactory to Landlord), together with satisfactory evidence of payment of the premium thereof, shall be deposited with Landlord prior to the commencement of the Term and renewals thereof not less than fifteen (15) days prior to the end of the term of each such coverage.

15.02 CASUALTY INSURANCE. Tenant shall carry fire and extended coverage insurance of the type typically referred to as "all risk" insurance, including water damage, insuring its interest in the tenant improvements in the Premises (to the extent not covered by Landlord's property insurance) and its interest in all its personal property and trade fixtures located on or within the Building, including, without limitation, its office furniture, equipment and supplies.

15.03 WAIVER OF SUBROGATION. NOTWITHSTANDING ANY OTHER PROVISION OF THIS LEASE TO THE CONTRARY, LANDLORD AND TENANT EACH HEREBY WAIVE ALL RIGHTS OF ACTION AGAINST THE OTHER FOR LOSS OR DAMAGE TO THE PREMISES, OR THE BUILDING AND PROPERTY OF LANDLORD AND TENANT IN THE BUILDING, WHICH LOSS OR DAMAGE IS INSURED OR IS REQUIRED PURSUANT TO THIS LEASE TO BE INSURED BY VALID AND COLLECTIBLE INSURANCE POLICIES TO THE EXTENT OF THE PROCEEDS COLLECTED OR COLLECTIBLE UNDER SUCH INSURANCE POLICIES, SUBJECT TO THE CONDITION THAT THIS WAIVER SHALL BE EFFECTIVE ONLY WHEN THE WAIVER IS PERMITTED BY SUCH INSURANCE POLICIES OR WHEN, BY THE USE OF GOOD FAITH EFFORT, SUCH WAIVER COULD HAVE BEEN PERMITTED IN THE APPLICABLE INSURANCE POLICIES, EVEN IF CAUSED BY THE NEGLIGENCE OF SUCH OTHER PARTY. THE POLICIES OF INSURANCE REQUIRED TO BE MAINTAINED BY TENANT UNDER THE TERMS OF THIS LEASE SHALL CONTAIN WAIVER OF SUBROGATION CLAUSES IN FORM AND CONTENT SATISFACTORY TO LANDLORD.

15.04 INCREASED COSTS. Tenant shall not conduct or permit to be conducted by its employees, agents guests or invitees any activity, or place any equipment in or about the Premises or the Building that will in any way increase the cost of fire insurance or other Landlord insurance on the Building. If any increase in the cost of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau, if any, to be due to any activity or equipment of Tenant in or about the Premises or the Building, such statement shall be conclusive evidence that the increase in such cost is due to such activity or equipment and, as a result thereof, Tenant shall be liable for the amount of such increase. Tenant shall reimburse Landlord for such amount upon written demand from Landlord and any such sum shall be considered additional Rent payable hereunder. Tenant, at its sole expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Premises and the Building.

                                  ARTICLE 16.
                           LANDLORD'S RIGHT OF ACCESS

16.01 ENTRY INTO PREMISES. Landlord and its contractors and representatives shall have the right to enter the Premises at all reasonable times to perform janitorial, cleaning, security, and other services and, after reasonable verbal notice (except in the case of emergencies), to inspect the same, to make repairs, alterations and improvements, to maintain the Premises and the Building, specifically including, but without limiting the generality of the foregoing, to make repairs, additions or alterations within the Premises to mechanical, electrical and other facilities serving other premises in the Building, to post such reasonable notices as Landlord may desire to protect its rights, to exhibit the Premises to mortgagees and purchasers, and, during the one hundred eighty (180) days prior to the expiration of the term, to exhibit the Premises to prospective tenants. In the event the Premises are vacant, Landlord may place upon the doors or in the windows of the Premises any usual or ordinary ""To Let,'' "To Lease," or "For Rent" signs. To the extent that Tenant's conduct of its business from the Premises is not materially interfered with, Tenant shall permit Landlord to erect, use, maintain and repair pipes, cables, conduit, plumbing, vents and wires, in, to and through the Premises to the extent Landlord may now or hereafter deem necessary or appropriate for the proper operation, maintenance and repair of the Building and any portion of the Premises.

16.02 LANDLORD'S REPAIRS. Landlord shall also have the right to take all material into the Premises that may be required for the purposes set forth in the foregoing Section 16.01 without the same constituting a constructive eviction of Tenant, in whole or in part, and, except as otherwise provided in this Lease, Rent shall not abate (except as provided in Article 12) while said repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. If Tenant shall not be personally present to open and permit entry into the Premises, at any time, when for any reason entry therein shall be reasonably necessary under the circumstances, such as in an emergency or to make repairs, Landlord or Landlord's agents may enter the Premises by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease.

16.03 MINIMIZE INTERFERENCE. In exercising its rights under this Article 16, Landlord will use reasonable efforts in minimize any interference with Tenant's use or occupancy of the Premises, provided that Landlord will not be obligated to provide overtime labor or perform work after regular Building hours.

                                  ARTICLE 17.
                          RIGHTS RESERVED TO LANDLORD

        Landlord shall have the following rights exercisable without notice and without liability to Tenant for damage or injury to property, person or business (all claim's for damage being hereby waived and released by Tenant) and without effecting an eviction or disturbance of Tenant's use or possession giving rise to any claim for set-offs or abatement of Rent:

        (a) To change the name or street address of the Building (but not the suite number of the Premises);

        (b) To install and maintain signs on the exterior and interior of the Building (without adversely affecting

        Tenant's signage rights granted in this Lease);

        (c) To designate all sources furnishing sign painting and lettering, towels, coffee cart service, vending machines or toilet supplies used or consumed on the Premises and the Building;

        (d)  To have pass keys to the Premises;

        (e) To grant to anyone the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate, to exclude Tenant from the use expressly permitted by this Lease;

        (f) To make repairs, additions or alterations to the Building which may change, eliminate or remove common areas, parking areas, if any, or the method of ingress to or egress from the Building and such areas, to convert common areas into leasable areas, or otherwise alter, repair or reconstruct the common areas or change the use thereof, to change the arrangement or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other public parts of the Building, and to close entrances, doors, corridors, elevators, plaza or other facilities, and to perform any acts related to the safety, protection, preservation, reletting, sale or improvement of the Premises or the Building;

        (g) To have access to all mail chutes or boxes according to the rules of the United States Postal Service;

        (h) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to security personnel by registration or otherwise, and to establish their right to enter or leave and to exclude or expel any peddler, solicitor or beggar at any time from the Premises or the Building;

        (i) To close the Building at 7:00 p.m. on weekdays, 1:00 p.m. on Saturdays, and all day on Sundays and Holidays, or at such other reasonable times as Landlord may determine, subject, however, to Tenant's right to admittance under such regulations as shall be prescribed from time to time by Landlord in its sole discretion.

                                  ARTICLE 18.
                                  ABANDONMENT

        Tenant shall not abandon the Premises at any time during the Term. Any re-entry by Landlord following abandonment by Tenant shall not, unless Landlord so elects in a written notice to Tenant, constitute or be deemed to constitute acceptance by Landlord of a surrender of this Lease, but rather, upon such abandonment, Tenant's right to possession of the Premises shall cease, but Tenant shall remain liable for all of its obligations under this Lease. Without limitation of the foregoing, upon any such abandonment, Landlord shall have the remedies provided for in Article 21 below. If Tenant shall abandon or surrender the Premises or be dispossessed by process of law or otherwise during the Term or at termination of the Term, any personal property left on the Premises shall be deemed to be abandoned at the option of Landlord, and title thereto shall pass to Landlord under this Lease as a bill of sale. For purposes of this Lease, and at the option of Landlord, the Premises shall be deemed vacated or abandoned if Tenant, or an agent or employee of Tenant, shall not have conducted Tenant's ordinary business upon the Premises during any period of fifteen (15) consecutive days or shall have transferred all or substantially all of its personnel, furniture and fixtures from the Premises without replacement.

                                  ARTICLE 19.
                        TRANSFER OF LANDLORD'S INTEREST

        As used in this Lease, the term "Landlord" means only the current owner of the fee title to the Building or the leasehold estate under a ground lease of the Building at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest in the Building is relieved of all liabilities for the obligations of Landlord under this Lease to be performed on or after the date of transfer. Tenant agrees to look solely to the transferee with respect to all matters in connection with this Lease.

                                  ARTICLE 20.
                         TRANSFER OF TENANT'S INTEREST

20.01 LANDLORD'S CONSENT. Tenant shall not sell, assign, encumber, mortgage or transfer this Lease or any interest therein, sublet or permit the occupancy or use by others of the Premises or any part thereof, or allow any transfer hereof of any lien upon Tenant's interest by operation of law or otherwise (collectively, a "Transfer") without the prior written consent of Landlord in its sole discretion. Any Transfer which is not in compliance with the provisions of this Article 20 shall, at the option of Landlord, be void and of no force or effect. Tenant shall, by written notice in the form specified in the following sentence, advise Landlord of Tenant's intention on a stated date (which shall not be less than sixty (60) days after the date of Tenant's notice) to sublet, assign, mortgage or otherwise Transfer any part or all of the Premises or its interest therein for the balance or any part of the Term, and, in such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Tenant's notice. Tenant's notice shall state the name and address of the proposed subtenant, assignee, pledgee, mortgage or transferee, and a true and complete copy of the proposed sublease, assignment, pledge, mortgage or other conveyance and all related documentation, executed by both parties, shall be delivered to Landlord with said notice. If Tenant's notice shall cover all of the space hereby demised, and Landlord shall elect to give the aforesaid recapture notice with respect thereto, then the Term shall expire and end on the date stated in Tenant's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If, however, this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Monthly Base Rent, Expense Adjustment, and Electrical Cost then in effect shall be adjusted on the basis of the number of rentable square feet retained by Tenant in proportion to the original Area of the Premises, and this Lease as so amended shall continue thereafter in full force and effect. In such event, Tenant shall pay the cost of erecting demising walls and public corridors and making other required modifications to physically separate the portion of the Premises remaining subject to this Lease from the rest of the Premises. If Landlord, upon receiving Tenant's notice that it intends to sublet or assign any such space, shall not exercise its right to recapture the space described in Tenant's notice. Landlord will, as hereinabove provided, determine whether to approve the Tenant's request to sublet or assign the space covered by its notice. Notwithstanding the foregoing provisions, Landlord will not unreasonably withhold such consent to an assignment or sublease if the following conditions are satisfied:

        (a) In the reasonable judgment of Landlord, the subtenant or assignee (A) is of a character or engaged in a business or proposes to use the Premises in a manner which is in keeping with the standards of Landlord for the Building, (B) will not violate the provisions of any lease or agreement affecting the Building, and (C) does not have an unfavorable reputation or credit standing;

        (b) Either the area of the Premises to be sublet or the remaining area of the Premises is regular in shape with appropriate means of ingress or egress suitable for normal renting purposes;

        (c)     Tenant is not in default under this Lease;

        (d) The proposed sublease or assignee is not a person or entity with whom Landlord is then negotiating to lease space in the Building;

        (e) The amount of the aggregate rent to be paid by the proposed assignee or subtenant is not less than the current prevailing rent for comparable direct lease space in the Building;

        (f) The use of the Premises by such proposed assignee or sublessee is permitted under this Lease; and

        (g) In no event shall the following be considered as suitable assignees or sublessees under this subsection; any governmental body, agency or bureau (of the United States, any state, county, municipality or any subdivision thereof); any foreign government or subdivision thereof; any health care professional or health care service organization; schools or similar organizations; employment agencies; radio; television or other communication stations; restaurants; and retailers offering retail services from the Premises.

If Landlord consents to such sublet or assignment, such consent shall be expressly contingent upon Tenant's payment to Landlord, as Rent, the Landlord's costs and expenses incurred in connection therewith, including, but not limited to, attorney's fees and Landlord's construction supervision fee, if applicable. Without limiting the foregoing, in no event shall the following be considered suitable assignees or sublessees under this Section 20.01: any governmental body, agency or bureau (of the United States, any state, county, municipality or any subdivision thereof); any foreign government or subdivision thereof; any health care professional or health care service organization; schools or similar organizations; employment agencies; radio, television or other communication stations; restaurants; and retailers.

20.02     EXCESS RENT.     If Tenant individually, or as debtor or debtor in
possession or if a trustee in bankruptcy acting on behalf of Tenant pursuant to the Bankruptcy Code, 11 U.S.C. 101 et seq., shall sublet or assign the Premises or any part thereof or assign any interest in this Lease at a rental rate (or additional consideration) in excess of the then current Monthly Base Rent, Expense Adjustment, and Electrical Cost per rentable square foot, said excess Rent (or additional consideration) shall be and become the property of Landlord and shall be paid to Landlord as it is received by Tenant, less the Tenant's reasonable brokerage (excluding commissions paid to brokers who are Tenant's affiliates), legal and other expenses ("Tenant's Costs") incurred in connection with such assignment or, in the case of a sublease, less the monthly pro rata share of such Tenant's Costs as determined by dividing such Tenant's Costs by the number of months in the term of such sublease. If Tenant shall sublet the Premises or any part thereof, Tenant shall be responsible for all actions and neglect of the subtenant and its officers, partners, employees, agents, guests and invitees as if such subtenant and such persons were employees of Tenant. Nothing in this Section 20.02 shall be construed to relieve Tenant from the obligation to obtain Landlord's prior written consent to any proposed sublease.

20.03     NO WAIVER.     The consent by Landlord to any Transfer shall not be
construed as a waiver or release of Tenant from liability for the performance of all covenants and obligations to be performed by Tenant under this Lease, and Tenant shall remain liable therefor, nor shall the collection or acceptance of Rent from any assignee, subtenant or occupant constitute a waiver or release of Tenant from any of its obligations or liabilities under this Lease. Any consent given pursuant to this Article 20 shall not be construed as relieving Tenant from the obligation of obtaining Landlord's prior written consent to any subsequent assignment or subletting.

20.04     INCLUDED TRANSFERS.     If Tenant is a partnership, a withdrawal or
change, whether voluntary, involuntary or by operation of law or in one or more transactions, of partners owning a controlling interest in Tenant shall be deemed a voluntary assignment of this Lease and subject to the provisions of this Article 20. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale, transfer or redemption of a controlling interest of the capital stock of Tenant in one or more transactions, shall be deemed a voluntary assignment of this Lease and subject to the provisions of this Article 20. However, the preceding sentence shall not apply to corporations the stock of which is traded through a national or regional exchange or over-the-counter. Neither this Lease nor any interest therein nor any estate created thereby shall pass by operation of law or otherwise to any trustee, custodian or receiver in bankruptcy of Tenant or any assignee for the assignment of the benefit of creditors of Tenant.

                                  ARTICLE 21.
                    DEFAULT: LANDLORD'S RIGHTS AND REMEDIES

21.01 DEFAULT. The occurrence of any one or more of the following matters constituted a default ("Default") by Tenant under this Lease:

        (a) Failure by Tenant to pay any Rent or any other amounts due and payable by Tenant under this Lease and such failure continues for five
        (5) days after the giving of written notice of such failure by Landlord to Tenant provided Landlord shall not be obligated to give more than two
        (2) notices in any calendar year, and Tenant shall for all subsequent failures to pay be in default immediately without the requirement of Landlord to give notice of such failure to Tenant;

        (b) Failure by Tenant to observe or perform any of the covenants in this Lease in respect to assignment and subletting;

        (c)     Abandonment of the Premises as prohibited in Article 18;

        (d) Failure by Tenant to cure forthwith, after notice thereof from Landlord or another tenant acquiring knowledge thereof, any hazardous condition that Tenant has created in violation of law or of this Lease;

        (e) Failure by Tenant to observe or perform any other covenant, agreement, condition or provision of this Lease, if such failure shall continue for twenty (20) days after written notice thereof to Tenant by Landlord;

        (f) The levy upon execution of the attachment by legal process of the leasehold interest of Tenant, or the filing or creation of a lien in respect of such leasehold interest;

        (g) Tenant or any guarantor of this Lease becomes insolvent or bankrupt or admits in writing its inability to pay its debts as they mature, makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver for itself or for all or a part of its property;

        (h) Proceedings for the appointment of a trustee, custodian or receiver of Tenant or any guarantor of this Lease or for all or a part of Tenant's or such guarantor's property are filed against Tenant or such guarantor and are not dismissed within thirty (30) days;

        (i) Proceedings in bankruptcy, or other proceedings for relief under any law for the relief of debtors, are instituted by or against Tenant or any guarantor of this Lease, and, if instituted against Tenant or such guarantor, are allowed against either or are consented to by either or are not dismissed within sixty (60) days thereof;

        (j) Tenant shall repeatedly default in the timely payment of Rent or any other charges required to be paid, or shall repeatedly default in keeping, observing or performing any other covenant, agreement, condition or provision of this Lease, whether or not Tenant shall timely cure any such payment or other default. For the Purposes of this subsection, the occurrence of similar defaults three (3) times during any twelve (12) month period shall constitute a repeated default.

Any notice periods provided for under this Article 21.01 shall run concurrently with any statutory notice periods, and any notice given hereunder may be given simultaneously with or incorporated into any such statutory notice.

21.02 LANDLORD'S REMEDIES. If a Default occurs, Landlord shall have the following rights and remedies, which shall be distinct, separate and cumulative, and which may be exercised by Landlord concurrently or consecutively in any combination and which shall not operate to exclude or deprive Landlord of any other right or remedy which Landlord may have in law or equity:

        (a) Landlord may terminate this Lease by giving to Tenant notice of the Landlord's intention to do so, in which event the Term shall end, and all right, title and interest of Tenant hereunder shall expire, on the date stated in such notice;

        (b) Landlord may terminate the right of Tenant to possession of the Premises without terminating this Lease by giving notice to Tenant that Tenant's right of possession shall end on the date stated in such notice, whereupon the right of Tenant to possession of the Premises or any part thereof shall cease on the date stated in such notice but Tenant's obligations under this Lease shall continue in full force and effect; and

        (c) Landlord may enforce the provisions of this Lease and may enforce and protect the rights or Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy, including injunctive relief and recovery of all moneys due or to become due from Tenant under any of the provisions of this Lease.

21.03 SURRENDER OF POSSESSION. If Landlord exercises either of the remedies provided for in subparagraphs (a) and (b) of Article 21.02, Tenant shall surrender possession and vacate the Premises immediately and deliver possession thereof to

Landlord, and Landlord may then, or at any time thereafter, re-enter and take complete and peaceful possession of the Premises, full and complete license so to do being granted to Landlord, and Landlord may remove all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by operation of law.

21.04 DAMAGES. If Landlord terminates the right of Tenant to possession of the Premises without terminating this Lease, such termination of possession shall not release Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the full stated Term, and Landlord shall have the right to the immediate recovery of all such amounts. Alternatively, at Landlord's option, Landlord shall have the right, from time to time, to recover from Tenant, and Tenant shall remain liable for, all Monthly Base Rent, Expense Adjustment, Electrical Cost and any other sums then due under this Lease during the period from the date of such notice or termination of possession to the end of the Term. Landlord may file suit from time to time to recover any such sums and no suit or recovery by Landlord of any such sums or portion thereof shall be a defense to any subsequent suit brought for any other sums due under this Lease. Alternatively, if Landlord elects to terminate this Lease, Landlord shall be entitled to recover from Tenant all Monthly Base Rent, Expense Adjustment, and Electrical Cost accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Tenant hereunder. In addition, Landlord shall be entitled to recover, as damages for loss of the benefit of its bargain and not as a penalty, the sum of
(x) the unamortized cost to Landlord, computed and determined in accordance with generally accepted accounting principles, of any tenant improvements provided by Landlord at its expense, (y) the aggregate sum which at the time of such termination represents the excess, if any, of the present value of the aggregate Monthly Base Rent, Expense Adjustment, and Electrical Cost (as reasonably estimated by Landlord) for the remainder of the Term over the then present value of the then aggregate fair rental value of the Premises for the balance of the Term, immediately prior to such termination, such present worth to be computed in each case on the basis of a six percent (6%) per annum discount from the respective dates upon which rentals would have been payable hereunder had the Term not been terminated, and (z) any damages in addition thereto, including reasonable attorney's fees and court costs, which Landlord shall have sustained by reason of the breach of any of the covenants of this Lease other than for the payment of Rent.

21.05 RELETTING. In the event Landlord terminates the right of Tenant to possession of the Premises without terminating this Lease as aforesaid, Landlord shall have no obligation to, but may relet the Premises or any part thereof for the account of Tenant for such rent, for such time (which may be for a term extending beyond the Term) and upon such terms as Landlord in Landlord's sole discretion shall determine, and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant relative to such reletting and may give the leasing of any unleased space in the Building priority over the reletting of the Premises. Also, in any such event, Landlord may make repairs, alterations and additions in or to the Premises and redecorate (using only Building standard materials in substantially the same configuration as the Premises) the same to the extent deemed by Landlord necessary or desirable, and, in connection therewith, change the locks to the Premises, and Tenant shall upon demand pay the cost thereof together with Landlord's expenses of reletting. Landlord may collect the rents from any such reletting and apply the same first to the payment of the expenses of re-entry, redecoration, repair and alterations and the expense of reletting (including without limitation brokers' commissions and attorneys' fees) and second to the payment of Rent herein provided to be paid by Tenant. Any excess of residue shall operate only as an offsetting credit against the amount of Rent as the same theretofore became or thereafter becomes due and payable hereunder, but the use of such offsetting credit to reduce the amount of Rent due Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue and any such excess or residue shall belong solely to Landlord. No such re-entry or repossession, repairs, alterations and additions, or reletting shall be construed as an eviction or ouster of Tenant, an election on Landlord's part to terminate this Lease or an acceptance of a surrender of this Lease, unless a written notice of such intention be given to Tenant, or shall operate to release Tenant in whole or in part from any of Tenant's obligations hereunder. Landlord may, at any time and from time to time, sue and recover judgment for any deficiencies remaining after the application of the proceeds of any such reletting.

21.06 REMOVAL OF TENANT'S PROPERTY. All property removed from the Premises by Landlord pursuant to any provisions of this Lease or of law shall be handled, removed or stored by Landlord at the cost, expense and risk of Tenant, and Landlord, shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord upon demand for all expenses incurred by Landlord in such removal and storage.

21.07 COSTS. Tenant shall pay all costs, charges and expenses, including court costs and reasonable attorneys' fees incurred by Landlord or its beneficiaries in enforcing Tenant's obligations under this Lease, in the exercise by Landlord of any of its remedies in the event of a default, in any litigation, negotiation or transactions in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned, or in consideration of any request for approval of or consent to any action by Tenant which is prohibited by this Lease or which may be done only with Landlord's approval or consent, whether or not such approval or consent is given.

21.08 CUMULATIVE RIGHTS. All of Landlord's rights and remedies under this Lease shall be cumulative with and in addition to any and all rights and remedies which Landlord may have at law or equity. Any specific remedy provided for in any provision of this Lease shall not preclude the concurrent or consecutive exercise of a remedy provided for in any other provision hereof.

21.09 LOCK-OUT. If a Default occurs, Landlord is entitled and is hereby authorized, without any notice to Tenant whatsoever, to enter upon the Premises by use of a master key, a duplicate key, picking the locks, or other peaceable means, and to change, alter, and/or modify the door locks on all entry doors of the Premises, thereby excluding Tenant, and its officers, principals, agents, employees, visitors and representatives therefrom. In the event that Landlord has either terminated Tenant's right of possession to the Premises pursuant to the foregoing provisions of this Lease, or has terminated this Lease by reason of the Default, Landlord shall not thereafter be obligated to provide Tenant with a key to the Premises at any time; provided, however, that in any such instance, during Landlord's normal business hours and at the convenience of Landlord, and upon the written request of Tenant accompanied by such written waivers and releases as Landlord may require, Landlord will escort Tenant or its authorized personnel to the Premises to retrieve any personal belongings or other property of Tenant not subject to Landlord's liens or security interests described in this Lease or available under applicable laws. If Landlord elects to exclude Tenant from the Premises without permanently repossessing the Premises or terminating this Lease pursuant to the foregoing provisions of this Lease, then Landlord (at any time prior to permanent repossession or termination) shall not be obligated to provide Tenant a key to re-enter the Premises until such time as all delinquent Rent has been paid in full and all other Defaults, if any, have been completely cured to Landlord's satisfaction, and Landlord has been given assurance reasonably satisfactory to Landlord evidencing Tenant's ability to satisfy its remaining obligations under this Lease. During any such temporary period of exclusion, Landlord will, during Landlord's regular business hours and at Landlord's convenience, upon written request by Tenant, escort Tenant or its authorized personnel to the Premises to retrieve personal belongings of Tenant or its employees, and such other property of Tenant as is not subject to Landlord's liens and security interests described in this Lease or available under applicable laws. The provisions hereof shall override and control any conflicting provisions of Section 93.002 of the Texas Property Code (as amended).

                                  ARTICLE 22.
                            LIMITATION OF LIABILITY

22.01 LIMITATION. If Tenant obtains a money judgment against Landlord resulting from any default or other claim arising under this Lease, that judgment shall be satisfied only out of the rents, issues, profits, and other income thereafter actually received on account of Landlord's right, title and interest in the Building, and no other real, personal or mixed property of Landlord (or of any of the partners which comprise Landlord, or of partners, officers, shareholders, directors or principals of such partners comprising Landlord, if any, or of Landlord's officers, shareholders, directors, or owners, if any) wherever situated, shall be subject to levy, attachment or execution, or otherwise used to satisfy any such judgment. Tenant hereby waives any right to satisfy a judgment against Landlord except from the rents, issues, profits and other income thereafter actually received on account of Landlord's right, title and interest in the Building.

                                  ARTICLE 23.
                                 HOLDING OVER

        If Tenant retains possession of the Premises or any part thereof after the termination of the Term or any extension thereof, by lapse of time or otherwise, Tenant, unless Landlord otherwise elects, shall become a tenant at sufferance and shall pay Landlord monthly Rent, at one and one-half times the rate of Monthly Base Rent, Expense Adjustment, and Electrical Cost in effect for the month immediately preceding said holding over, computed on a per month basis, for each month or part thereof (without reduction for any such partial month) that Tenant thus remains in possession. Alternatively, at the election of Landlord expressed in a written notice to Tenant and not otherwise, such retention of possession shall constitute a renewal of this Lease for one (1) year, requiring the payment by Tenant of Monthly Base Rent, Expense Adjustment, and Electrical Cost then in effect, as adjusted for said year as if said year were an extension of the Term. The provisions of this Article 23 do not exclude Landlord's right of reentry or any other right hereunder.

                                  ARTICLE 24.
                          SUBORDINATION AND ATTORNMENT

24.01 SUBORDINATION. Landlord may have heretofore encumbered or may hereafter encumber with a mortgage or trust deed the Building, or any interest therein, and may have heretofore sold and leased back or may hereafter sell and lease back the land on which the Building is located, and may have heretofore encumbered or may hereafter encumber the leasehold estate under such lease with a mortgage or trust deed. (Any such mortgage or trust deed is herein called a "Mortgage" and the holder of any such mortgage or the beneficiary under any such trust deed is herein called a "Mortgagee." Any such lease of the underlying land is herein called a "Ground Lease", and the lessor under any such lease is herein called a "Ground Lessor." Any Mortgage which is a first lien against the Building, the land on which the Building is located, the leasehold estate or the lessor under a Ground Lease (if the property is not then subject to an unsubordinated mortgage) is herein called a "First Mortgage" and the holder or beneficiary of or Ground Lessor under any First Mortgage is herein called a "First Mortgagee.") This Lease is, or shall be, subject and subordinate to any First Mortgage now or hereafter encumbering the Building. This provision shall be self-operative, and no further instrument of subordination shall be required to effectuate such subordination. If requested by a First Mortgagee, Tenant will either (i) subordinate its interest in this Lease to said First Mortgage, and to any and all advances made thereunder and to the interest thereon, and to all renewals, replacements, supplements, amendments, modifications and extensions thereof, or (ii) make certain of Tenant's rights and interest in this Lease superior thereto; and Tenant will promptly execute and deliver such agreement or agreements as may be reasonably required by such Mortgagee or Ground Lessor, provided, however, Tenant covenants it will not subordinate this Lease to any Mortgage or Ground Lease other than a First Mortgage (including a Ground Lease defined as a First Mortgage hereunder) without the prior written consent of the First Mortgagee. Tenant agrees that Landlord may assign the rents and interests in this Lease to the holder of any Mortgage or Ground Lease. In conjunction with the foregoing provisions, Tenant hereby acknowledges its agreement to execute the Subordination, Non-Disturbance and Attornment Agreement and/or the Lease Estoppel Certificate required by such Mortgagee and/or Ground Lessor within ten
(10) days following the receipt of a written request therefor. Landlord shall attempt to obtain a non-disturbance agreement reasonably satisfactory to Tenant from any future First Mortgagee, provided Landlord's failure to obtain such an agreement shall not create any liability on the part of Landlord to Tenant, create a default by Landlord under this Lease, or create a defense, offset, or counterclaim to Tenant's obligations under this Lease.

24.02 ATTORNMENT. It is further agreed that (a) if any Mortgage shall be foreclosed, or if any Ground Lease be terminated, (i) the liability of the Mortgagee or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such Mortgagee, purchaser or owner is the owner of the Building or the land on which the Building is located, and such liability shall not continue or survive after further transfer of ownership; and (ii) upon request of the Mortgagee, if the Mortgage shall be foreclosed, Tenant will attorn, as Tenant under this Lease, to the purchaser at any foreclosure sale under any Mortgage or upon request of the Ground Lessor, if any Ground Lease shall be terminated, Tenant will attorn as Tenant under this Lease to the Ground Lessor, and Tenant will execute such instruments as may be necessary or appropriate to evidence such attornment; (b) this Lease may not be modified, amended, canceled or surrendered, without the prior written consent, in each instance, of the First Mortgagee; and (c) Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, that may give or purport to give Tenant any right to terminate or otherwise adversely affect Landlord's interest in this Lease or reduce or limit the obligations of Tenant hereunder in the event of the prosecution or completion of any such foreclosure proceeding. No Mortgagee or any purchaser at a foreclosure sale shall be liable for any act or omission of the Landlord which occurred prior to such sale or conveyance, nor shall Tenant be entitled to any offset against or deduction from Rent due after such date by reason of any act or omission of the Landlord prior to such date. Further, Tenant agrees that no Mortgagee shall be bound by the prepayment of Rent made in excess of thirty days before the date on which such payment is due or any amendment or modification made with such Mortgagee's consent to the extent such consent is required as provided above.

24.03 MORTGAGEE REQUIREMENTS. Should any prospective First Mortgagee require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, in the reasonable judgment of Tenant, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within fifteen (15) days following the request therefor. Should any prospective Mortgagee or Ground Lessor require execution of a short form of lease for recording (containing, among other customary provisions, the names of the parties, a description of the Premises and the Term of this Lease), Tenant agrees to execute such short form of Lease and deliver the same to Landlord within fifteen (15) days following the request therefor.

24.04 POWER OF ATTORNEY. If Tenant fails within fifteen (15) days after written demand therefor to execute and deliver any instruments as may be necessary or proper to effectuate any of the covenants of Tenant set forth above in this Article, Tenant hereby makes, constitutes and irrevocably appoints any one of the Landlord or its representatives as its attorney-in-fact (such power of attorney being coupled with an interest) to execute and deliver any such instruments for and in the name of Tenant.


                           ARTICLE 25.
                       ESTOPPEL CERTIFICATE

        Tenant agrees that from time to time, upon not less than seven (7) days' prior written request by Landlord, Tenant will, and Tenant will cause any subtenant, licensee, concessionaire or other occupant of the Premises to, promptly complete, execute and deliver to Landlord or any party or parties designated by Landlord a statement in writing certifying: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same are in full force and effect as modified and identifying the modifications); (ii) the dates to which the Rent and other charges have been paid; (iii) that the Premises have been unconditionally accepted by the Tenant (or if not, stating with particularity the reasons why the Premises have not been unconditionally accepted); (iv) the amount of any Security Deposit held hereunder; (v) that, so far as the party making the certificate knows, Landlord is not in default under any provisions of this Lease, if such is the case, and if not, identifying all defaults with particularity; and (vi) any other matter reasonable requested by Landlord. Any purchaser or Mortgagee of any interest in the Building shall be entitled to rely on said statement. Failure to give such a statement within seven (7) days after said written request shall be conclusive evidence, upon which Landlord and any such purchaser or Mortgagee shall be entitled to rely that this Lease is in full force and effect and Landlord is not in default and Tenant shall be estopped from asserting against Landlord or any such purchaser or Mortgagee any defaults of Landlord existing at that time but Tenant shall not thereby be relieved of the affirmative obligation to give such statement. Moreover, if Tenant fails to deliver or cause to be delivered such statement within said seven (7) day period, Landlord shall be entitled to collect from Tenant upon demand, as liquidated damages occasioned by such delay and not as a penalty (the actual damages resulting from such delay being impossible to ascertain), a sum equal to one-fifteenth of the Monthly Base Rent for each day, up to fifteen (15) days, after the expiration of said seven (7) day period that Tenant fails to deliver such statement. If such failure persists after such fifteen (15) day period, Landlord shall be entitled to pursue any and all remedies it may have with respect to such Default, including termination of this Lease or Tenant's right to possession and collection of damages, including consequential damages, arising by reason for such Default.

                               ARTICLE 26.
                           INTENTIONALLY DELETED


                               ARTICLE 27.
                           NOTICES AND DEMANDS

27.01 PARTIES' NOTICES. All notices, demands, approvals, consents, requests for approval or consent or other writings in this Lease provided to be given, made or sent by either party hereto to the other ("Notice") shall be in writing and shall be deemed to have been fully given, made or sent when made by personal service or two (2) business days after deposit in the United States mail, certified or registered and postage prepaid and properly addressed as follows:

         To Landlord:    The Utah State Retirement Investment Fund
                           c/o CB Commercial Real Estate Group, Inc.
                           533 South Fremont Avenue
                           Los Angeles, California 90071

                                  Attn: Managing Director

                                  with a copy to:

                                  The Utah State Retirement Investment Fund
                                  c/o CB Commercial Realty Advisors, Inc.
                                  533 South Fremont Avenue
                                  Los Angeles, California 90071
                                  Attn: Director of Asset Management

                                  and a copy to:

                                  Compass Management, Inc.
                                  3811 Turtle Creek Boulevard, Suite  240
                                  Dallas, Texas 75219
                                  Attn:  Property Manager for Turtle Creek

           To Tenant:             (i)  If any Notice is to be given Tenant
                                  prior to occupancy, to the address set forth in Section 1.02.

                                  (ii) If any Notice is to be given
                                  Tenant after occupancy, to the
                                  Premises; provided, however, if the
                                  Premises shall have been vacated,
                                  Notice may be posted on the door to the
                                  Premises, except as Landlord may be
                                  otherwise notified in writing.

The address to which any Notice should be given, made or sent to either party may be changed by written notice given by such party as above provided.

27.02 MORTAGEE'S NOTICE AND CURE RIGHTS. Tenant agrees to give any First Mortgagee, by registered or certified mail, a copy of any notice or claim of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy or an assignment of Landlord's interests in leases, or otherwise) of the address of such First Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within twenty (20) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such twenty (20) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then the First Mortgagee shall have an additional thirty (30) days within which to cure or such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such First Mortgagee has commenced within such thirty
(30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default, including the time necessary to obtain possession if ion is to cure or correct such default) before Tenant may exercise any right or remedy which it may have on account of any such default of Landlord. The foregoing provision shall not limit Tenant's right to abate rent under Sections 8.04, 12.01, and 13.02.

27.03 NOTICE TO TENANT. Any notice, demand, request or consent to be made by or required of Landlord, may be made and given by Landlord's Management Agent with the same force and effect as if made and given by Landlord.

                                  ARTICLE 28.
                             CONSTRUCTION OF LEASE

28.01 CONSTRUCTION. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and neither strictly for nor against either Landlord or Tenant. Article and Section headings in this Lease are for convenience only and are not to be construed as part of this Lease or in any way defining, limiting, amplifying, construing, or describing the provisions hereof. Time is of the essence of this Lease and every term, covenant and condition hereof. The words "Landlord" and "Tenant," as herein used, shall include the plural as well as the singular. The neuter gender includes the masculine and feminine. In the event there is more than one person or entity which executes this Lease as Tenant, the obligations to be performed and liability of all such persons and entities shall be joint and several. All of the covenants of Tenant here under shall be and deemed construed to be "conditions" as well as "covenants" as though the words specifically expressing or importing conditions were used in each separate instance. Landlord and Tenant agree that in the event any term, covenant or condition herein contained (other than with respect to the payment of Rent) is held to be invalid or void by any court of competent jurisdiction, the invalidity of any such term, covenant or condition shall in no way affect any other term, covenant or condition herein contained.

28.02 Amendments. This Lease contains and embodies the entire agreement of the parties hereto, and no representation, inducements or agreements, oral or otherwise, not contained in this Lease shall be of any force or effect. This Lease may not be modified in whole or in part in any manner other than by an instrument in writing duly signed by both parties hereto.

                                  ARTICLE 29.
                              REAL ESTATE BROKERS

          Tenant represents and warrants unto Landlord that Tenant has directly dealt with and only with the Broker(s), if any, identified in Article 1 of this Lease as broker in connection with this Lease, and agrees to indemnify and hold harmless Landlord from and against any and all claims or demands, damages, liabilities and expenses of any type or nature whatsoever arising by reason of the incorrectness or breach of the aforesaid representation or warranty. Landlord shall pay, and agrees to indemnify and hold harmless Tenant from and against any claim by the Broker(s) for its commission arising out of the execution and delivery of this Lease pursuant to a separate agreement between Landlord and Broker.

                                  ARTICLE 30.
                                 MISCELLANEOUS

30.01 BENEFIT. Subject to the provisions of Articles 19 and 20 hereof, all terms, covenants and conditions on this Lease shall be binding upon and inure to the benefit of and shall apply to the respective heirs, executors, administrators, successors, assigns and legal representatives or Landlord and Tenant.

30.02 EXECUTION AND DELIVERY. The execution of this Lease by Tenant and delivery of the same to Landlord or Landlord's Management Agent do not constitute a reservation of or option to lease the Premises or an agreement by Landlord to enter into a Lease, and this Lease shall become effective only if and when Landlord executes and delivers a counterpart hereof to Tenant; provided, however, the execution and delivery by Tenant of this Lease to Landlord or Landlord's Management Agent shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions herein contained, which offer may not be withdrawn or revoked for thirty (30) days after such execution and delivery. If Tenant is a corporation, it shall deliver to Landlord concurrently with the delivery to Landlord of an executed Lease, a certified resolution of Tenant's directors authorizing execution and delivery of this Lease and the performance by Tenant of its obligations hereunder. If Tenant is a partnership, it shall deliver to Landlord concurrently evidence of execution and performance authority. Tenant shall not record this Lease or any memorandum or other evidence hereof.

30.03 DEFAULT UNDER OTHER LEASE. If the term of any lease (other than this Lease) made by Tenant for any demised premises in the Building shall be terminated or terminable after the making of this Lease, because of any default by Tenant under such other lease, such fact shall empower Landlord, at Landlord's sole option, to declare this Lease to be in default by written notice to Tenant.

30.04 APPLICABLE LAW. This Lease shall be governed by and construed in accordance with the laws of the state in which the Building is located.

30.05 LATE CHARGES AND DEFAULT INTEREST. At the option of Landlord, Landlord may impose a late payment fee equal to the lesser of five percent (5%) of the amount due or the maximum amount permitted by applicable law if any payment of Rent is paid more than five (5) days after its due date. In addition, any amount due hereunder shall bear interest after default in the payment thereof at the annual rate of the lesser of (i) the rate of eighteen percent (18%) per annum or (ii) the maximum lawful interest rate permitted by applicable law.

30.06 NON-WAIVER OF DEFAULTS. No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy on account or the violation of such provision, even if such violation be continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and in that event only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease will in any way alter the length of the Term of Tenant's right of possession hereunder or, after the giving of any notice, shall reinstate, continue or extend the Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of Rent shall not waive or affect said notice, suit or judgment, nor shall any such payment be deemed to be other than an account of the amount due, nor shall the acceptance of Rent be deemed a waiver of any breach by Tenant of any term, covenant or condition of this Lease. No endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction. Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance due of any installment or payment of Rent or pursue any other remedies available to Landlord with respect to any existing Defaults. None of the terms, covenants or conditions of this Lease can be waived by either Landlord or Tenant except by appropriate written instrument.

30.07  FORCE MAJEURE. Neither Landlord nor Tenant shall not be deemed in default with respect to the failure to perform any of the terms, covenants and conditions of this Lease on its part to be performed, if such failure is due in whole or in part to any strike, lockout, labor dispute (whether legal or illegal), civil disorder, inability to procure materials, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, fuel shortages, accidents, casualties, Acts of God, acts caused directly or indirectly by the other (or the other's agents, employees, guest or invitees), acts of other tenants or occupants of the Building or any other cause beyond reasonable control. In such event, the time for performance shall be extended by an amount of time equal to the period of the delay so caused. Except to extent such release is prohibited by law, Landlord shall not be liable to Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street, alley or underground vault or passageway. The foregoing shall not limit, reduce, or otherwise affect Tenant's obligation to make payments due under this Lease, except for abatement provided for in Sections 8.04, 12.01, and 13.02.

30.08 LANDLORD'S RIGHT TO PERFORM TENANT'S DUTIES. If Tenant fails timely to perform any of its duties under this Lease, Landlord shall have the right (but not the obligation), after the expiration of any grace period specifically provided by this Lease, to perform such duty on behalf and at the expense of Tenant without further notice to Tenant, and all sums expended or expenses incurred by Landlord in performing such duty shall be deemed to be Rent under this Lease and shall be due and payable to Landlord upon demand by Landlord.

30.09 RIDER, WORK LETTER AND EXHIBITS. Any Rider, Work Letter and/or Exhibit attached hereto are hereby incorporated in this Lease by reference.

30.10 FINANCIAL STATEMENTS. Tenant shall, when requested by Landlord from time to time, furnish a true and accurate audited statement of its financial condition prepared in conformity with generally accepted accounting principles and in a form reasonably satisfactory to Landlord.

30.11 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall create any relationship between the parties hereto other than that of Landlord and Tenant, and it is acknowledged and agreed that Landlord shall not be deemed to be a partner of Tenant in the conduct of its business, or a joint venturer or a member of a joint or common enterprise with Tenant.

30.12 NO RECORDING. Tenant shall not record this Lease or any memorandum thereof without the prior written consent of Landlord.

30.13 HAZARDOUS WASTE. During the term of the Lease, Tenant shall comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county and city governments and all departments thereof applicable to the presence, storage, use, maintenance and removal of petroleum or petroleum products, natural or synthetic gas, urea formaldehyde foam insulation, radon gas, asbestos, PCB transformers, other toxic, hazardous, contaminated or pollutant substances, and underground storage tanks (collectively, "Hazardous Materials") in, on or about the Premises, which generation treatment, release, presence, storage, use, maintenance, removal or disposition is caused or permitted by Tenant. In no event shall the aforesaid be construed to mean that Landlord acquiesces, has given or will give its consent or that Tenant need not obtain Landlord's consent prior to Tenant's storing, using, maintaining, or removing Hazardous Materials in, on or about the Premises, and Tenant shall not store, use, maintain, or remove Hazardous Materials in, on or about the Premises. Tenant agrees to indemnify and forever hold harmless Landlord, its agents, successors, and assigns, and Landlord's Mortgagee(s), as their interest may appear, from all claims, losses, damages, expenses and costs, including, but not limited to, losses, damages, expenses and costs, incurred by reason of Tenant's use, storage, maintenance or removal of Hazardous Materials in, on, or about the Premises, or any part of the Property.

30.14 BANKRUPTCY. Landlord and Tenant understand that, notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the United States Bankruptcy Code ("Code") may have certain rights to assume or assign this Lease. Landlord and Tenant further understand that, in such event, Landlord is entitled under the Code to adequate assurance of future performance of the terms and provisions of this Lease. The parties hereto agree that, with respect to any such assumption or assignment, the term "adequate assurance" shall include at least the following: (1) since the financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease, in order to assure Landlord that the proposed assignee will have the resources with which to pay all Rent payable pursuant to the terms hereof, any proposed assignee must have, as demonstrated to Landlord's satisfaction, a net worth (as defined in accordance with generally accepted accounting principles consistently applied) of not less than the net worth of tenant on the date this Lease became effective, increased by seven percent (7%), compounded annually, for each year from the Commencement Date through the date of the proposed assignment; (2) since Landlord's asset will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Premises other than the Permitted Use, any proposed assignee must have been engaged in the conduct of business for the five (5) years prior to any such proposed assignment, which business does not violate the Permitted Use, and such proposed assignee shall continue to engage in the Permitted Use; and (3) any proposed assignee of this Lease must assume and agree to be personally bound by the terms, covenants and provisions of this Lease.

30.15 LANDLORD'S CONTINGENCY. Tenant acknowledges and agrees that the terms and conditions of this Lease are specifically contingent upon the approval by Landlord's Mortgagee(s) of this Lease. Accordingly, in the event that Landlord's Mortgagee(s) fails to approve this Lease, this Lease shall automatically terminate and be of no further force or effect.

30.16 SECURITY. LANDLORD SHALL HAVE NO RESPONSIBILITY TO PREVENT, AND SHALL NOT BE LIABLE TO TENANT, ITS AGENTS, EMPLOYEES, CONTRACTORS, VISITORS OR INVITEES FOR, LOSSES DUE TO THEFT OR BURGLARY, OR FOR DAMAGES OR INJURY TO PERSONS OR PROPERTY DONE BY PERSONS GAINING ACCESS TO THE PREMISES OR THE BUILDING, AND TENANT HEREBY RELEASES LANDLORD FROM ALL LIABILITY FOR SUCH LOSSES, DAMAGES OR INJURY, EVEN IF CAUSED BY LANDLORD'S NEGLIGENCE, EXCEPT TO EXTENT SUCH WAIVER IS PROHIBITED BY LAW.

30.17 LIMITATION ON WARRANTIES. LANDLORD'S DUTIES AND WARRANTIES ARE LIMITED TO THOSE EXPRESSLY STATED IN THIS LEASE AND SHALL NOT INCLUDE ANY IMPLIED DUTIES OR IMPLIED WARRANTIES, NOW OR IN THE FUTURE. NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE BY LANDLORD OTHER THAN THOSE CONTAINED IN THIS LEASE. TENANT HEREBY WAIVES ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES WHICH MAY EXIST BY OPERATION OF LAW OR IN EQUITY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

        IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

LANDLORD:                                 TENANT:

THE UTAH STATE RETIREMENT                 THE HOTEL INDUSTRY SWITCH COMPANY
INVESTMENT FUND,
an independent agency of the              By: /s/ JOHN F. DAVIS, III
State of Utah                             --------------------------------
                                          Name:   John F. Davis, III
By: CB Commercial Realty                  Title:  President
    Advisors, Inc., a Delaware
    corporation, Agent

By: /s/ MATTHEW C. HURLBUT
--------------------------------
Name:   Matthew C. Hurlbut
Title   Vice President

By: /s/ JOSEPH W. MARKLING
--------------------------------
Name:   Joseph W. Markling
Title:  First Vice President

                                   EXHIBIT A

                               LEGAL DESCRIPTION

BEING a tract of land situated in the City of Dallas, Dallas County, Texas, and being part of the W. Grigsby Survey, Abstract 501, and also being part of Block 1345 in the City of Dallas, and being the tracts of land conveyed to Turtle Creek Square Limited, an Illinois partnership, with Turtle Creek Square, Inc., a Texas corporation, sole general partner, by deed dated 8/31/79, and recorded in Volume 79172, Page 580, Deed Records, Dallas County, Texas, and being more particularly described as follows:

BEGINNING at the intersection of the Northeasterly Line of Blackburn Street with the Northwesterly Line of Turtle Creek Boulevard;

THENCE N 44 degrees 35' 00" W along said Northeasterly line of Blackburn Street a distance of 326.65 feet to an iron rod set for corner;

THENCE N 45 degrees 25' 00" E departing along said Northeasterly Line of Blackburn Street a distance of 1.92 feet to an iron rod set for corner, said iron rod also being the beginning of a curve to the right;

THENCE along said curve to the right having a central angle of 40 degrees
22' 00", a radius of 70.00 feet and an arc length of 49.32 feet to an iron rod set for corner;

THENCE N 85 degrees 47' 00" E a distance of 110.25 feet to an iron rod set for corner, said iron rod also being the beginning of a curve to the left;

THENCE along said curve to the left having a central angle of 74 degrees 47' 00", a radius of 110.00 feet, and an arc length of 143.57 feet to an iron rod set for corner;

THENCE N 11 degrees 00' 00" E a distance of 438.38 feet to an iron rod set for corner;

THENCE S 79 degrees 00' 00" E a distance of 132.75 feet to an iron rod set for corner;

THENCE S 11 degrees 00' 00" W a distance of 92.16 feet to an iron rod set for corner;

THENCE S 79 degrees 00' 00" E a distance of 13.00 feet to an iron rod set for corner;

THENCE S 11 degrees 00' 00" W a distance of 17.60 feet to an iron rod set for corner;

THENCE S 79 degrees 00' 00" E a distance of 364.33 feet to an iron rod set for corner situated in said Northwesterly Line of Turtle Creek Boulevard;

THENCE S 22 degrees 44' 30" W along said Northwesterly Line of Turtle Creek Boulevard a distance of 212.69 feet to an iron rod set for corner;

THENCE N 79 degrees 00' 00" W departing said Northwesterly Line of Turtle Creek Boulevard a distance of 309.80 feet to an iron rod set for corner;

THENCE S 11 degrees 00' 00" W a distance of 16.00 feet to an iron rod set for corner;

THENCE N 79 degrees 00' 00" W a distance of 33.0 feet to an iron rod set for corner;

THENCE S 11 degrees 00' 00" W a distance of 102.00 feet to an iron rod set for corner;

THENCE N 79 degrees 00' 00" W a distance of 12.99 feet to an iron rod set for corner;

THENCE S 33 degrees 30' 00" W a distance of 92.76 feet to an iron rod set for corner;

THENCE S 56 degrees 30' 00" E a distance of 113.36 feet to an iron rod set for corner;

THENCE S 33 degrees 30' 00" W a distance of 57.96 feet to an iron rod set for corner;

THENCE S 56 degrees 30' 00" E a distance of 39.57 feet to an iron rod set for corner;

THENCE N 86 degrees 57' 48" E a distance of 53.17 feet to an iron rod set for corner;

THENCE S 56 degrees 35' 49" E a distance of 30.82 feet to an iron rod set for corner;

THENCE S 56 degrees 30' 00" E a distance of 90.43 feet to an iron rod set for corner situated in said Northwesterly Line of Turtle Creek Boulevard, said iron rod also the beginning of a curve to the right;

THENCE along said Northwesterly Line of Turtle Creek Boulevard the following:

Along said curve to the right having a central angle of 26 degrees 48' 58", a radius of 274.10 feet and an arc length of 128.13 feet to an iron rod set for corner;

S 84 degrees 44' 30" W a distance of 56.00 feet to an iron rod set for corner, said iron rod the beginning of a curve to the left;

Along said curve to the left having a central angle of 23 degrees 25' 02", a radius of 403.34 feet an arch length of 164.85 feet to the POINT OF BEGINNING and containing 5.0237 acres or 218,831 square feet of land, more or less.

                                   EXHIBIT 1

                                   FLOOR PLAN



                                  [FLOOR PLAN]

TURTLE CREEK CENTRE                                        FLOOR 11
14,386 USF                                                  2/21/92
14,875 RSF


                                  [FLOOR PLAN]

TURTLE CREEK CENTRE                                        FLOOR 12
12,498 USF
14,875 RSF

                                   EXHIBIT 2

                             THIRD FLOOR ROFR AREA


                                  [FLOOR PLAN]

TURTLE CREEK CENTRE                                           FLOOR 3
12,577 USF
14,653 RSF

                                   EXHIBIT 3

                             RULES AND REGULATIONS

         (1) Tenant shall not, whether temporarily, accidentally or otherwise, allow anything to remain in, place or store anything in, or obstruct in any way, any portion of the Building other than the Premises, including any sidewalk, plaza area, driveway, passageway, entrance, exit, stairway, lobby, corridor, hall, elevator, shipping platform, truck concourse or vault area in or about the Building. All passageways, entrances, exits, elevators, stairways, corridors, halls and roofs of the Building are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto by all persons in whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation or other interests of the Building, its tenants or Landlord; provided, however, that nothing herein contained shall be construed to prevent ingress and egress to persons with whom Tenant deals within the normal course of Tenant's business. Tenant shall not enter nor permit its employees, agents, guests or invitees to enter into areas of the Building designated for the exclusive use of Landlord, its employees, guests or invitees. Tenant shall not use, nor permit the use by its employees, agents, guests or invitees, if any common area in the Building other than for access to and from the Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Premises without the consent of Landlord.

         (2) No deliveries of any nature nor freight, furniture or bulky matter of any description will be received into the Building or carried into the elevators except in such a manner, during such hours and using only the freight elevators and those passageways as may be approved by Landlord, and then only upon having been scheduled in advance. Any hand trucks, carryalls or similar appliances used for the delivery or receipt of merchandise, supplies or equipment shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

         (3) Tenant, or the employees, agents, servants, visitors or licensees of Tenant shall not at any time place, leave or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Building. No animals
(except for guide dogs for sight impaired persons) of any kind shall be brought or kept in or about the Building. Tenant shall not permit any noise, odor or litter which is objectionable to Landlord or other tenants of the Building to emanate from the Premises.

         (4) Any person in the Building will be subject to identification by employees and agents of Landlord. All persons in or entering the Building shall be required to comply with the security policies of the Building. Tenant shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss, or damage. Tenant shall not attach or permit to be attached additional locks or similar devices to any door or window, change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord. If more than two keys for one lock area desired, Landlord will provide them upon payment therefor by Tenant. Upon termination of this Lease, or of the Tenant's possession, the Tenant shall surrender to Landlord all keys to the Premises. Landlord shall not be responsible for the theft, loss or damage of any property. Landlord may at all times keep a pass key to the Premises. Canvassing, soliciting or peddling in the Building is prohibited, and Tenant shall cooperate to prevent same.

         (5) Except for portions of the Premises specifically designated by Tenant and consented to in writing by Landlord in advance to be used for an employee kitchen or lounge area, Tenant shall not cook, sell, purchase or permit the preparation, sale or purchase of food on the Premises.

         (6) Tenant shall not mark, paint, drill into or in any way deface any part of the Building or Premises. No boring, driving of nails or screws, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not install any resilient tile or similar floor covering in the Premises except with the prior approval of Landlord.

         (7) Tenant shall give immediate notice to Landlord in case of theft, unauthorized solicitation or accident in the Premises or in the Building or of defects therein or in any fixtures or equipment, or of any known emergency in the Building.

         (8) Tenant shall not use the Premises or permit the Premises to be used for any other purpose than the Permitted Use, without Landlord's prior permission.

         (9) Tenant shall not advertise for laborers giving the Premises as an address, nor pay such laborers at a location in the Premises.

         (10) The requirements of Tenant will be attended to only upon application at the office of Landlord in the Building. Employees of Landlord shall not perform any Work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

         (11)    Tenant shall at all times keep the Premises neat and orderly.

         (12) Tenant shall not make excessive noises, cause disturbances or vibrations or use or operate any electrical or mechanical devices that emit excessive sound or other waves or disturbances or create obnoxious odors, any of which may be offensive to the other tenants and occupants of the Building, or that would interfere with the operation of any device, equipment, radio, television broadcasting or reception from or within the Building or elsewhere and shall not place or install any projections, antennas, aerials or similar devices inside or outside of the Premises or on the Building without Landlord's prior written approval.

         (13) Tenant shall comply with all applicable federal, state and municipal laws, ordinances and regulations, and building rules and shall not directly or indirectly make any use of the Premises which may be prohibited by any of the foregoing or which may be dangerous to persons or property or may increase the cost of insurance or require additional insurance coverage. Tenant shall not use, suffer or permit the Premises or any part hereof to be used for the manufacture, sale or distribution by gift or otherwise of any spirituous, fermented or intoxicating liquors or any drugs. Tenant shall not bring or store firearms of any kind into the Building. Tenant shall not use the Premises for the manufacture, distribution or sale of any merchandise or other materials. Tenant shall not install any equipment utilizing an ammonia or other process necessitating venting. Tenant shall not permit any odors, acids, vapors or other gases or materials to be discharged from the Premises into the common areas, waste lines, vents, flues or other tenant spaces in the Building. Tenant shall not use, suffer or permit the use of the Premises or any part thereof for housing accommodations, for lodging or sleeping purposes or for any immoral or illegal purpose.

         (14) The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other then those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise.

         (15) Tenant, its servants, employees, customers, invitees and guests shall, when using the parking facilities in and around the building, observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between the designated lines. Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked or parked in a no-parking zone. All vehicles shall be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicles, except to the extent of Landlord's gross negligence.

         (16) Except as otherwise provided in the Lease, Tenant shall not employ persons to do janitor, repair or decorating work in the Premises, and no persons other than the janitors or contractors designated by Landlord shall clean, decorate, remodel or repair the Premises without prior written consent of Landlord.

         (17) Tenant shall not install or operate any refrigerating, heating or air-conditioning equipment, nor any equipment of any type or nature that will or may necessitate any changes, replacements or additions to, or in the use or, the water system heating system, plumbing system, air-conditioning system or electrical system of the Premises or the Building, without first obtaining the prior written consent of Landlord. Business machines and mechanical equipment belonging to or installed by or at the direction of Tenant that cause noise or vibration capable of being transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Building shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to reduce such noise and vibration to a level satisfactory to Landlord and such other tenants.

         (18) Landlord reserves the right to prescribe and to approve the weight, size and location of safes, book shelves and other heavy equipment, fixtures and articles in and about the Premises and the Building and to require all such items to be moved in and out of the Building and the Premises only at such times and in such manner as Landlord shall direct and in all events at Tenant's sole risk and responsibility. Tenant shall not overload any floors.

         (19) Tenant shall not, without the prior written consent of Landlord, install any shades, draperies, blinds or other window covering, awning, sign, lettering, picture, notice, advertisement or object unacceptable to Landlord on or against glass partitions, doors or windows that would be visible outside the Premises or any sign, lettering, picture, notice or advertisement within the Premises that would be visible outside the Premises. Landlord shall have the right to prohibit any advertisement of or by Tenant in any public media, by direct solicitation or otherwise, which advertisement, in Landlord's opinion, tends to impair the reputation of Building or its desirability as a high-quality office building. Upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement.

         (20) Landlord reserves the right to rescind, add to and amend any rules or regulations, to add reasonable new rules or regulations, and to waive any rules or regulations with respect to any tenant or tenants.

         (21) The Building shall be a no-smoking building, with no smoking allowed in the Premises or in any other area of the Building, including any exterior portions thereof, provided that Landlord may provide for a smoking area, in which case Tenant shall ensure that its employees smoke only in such smoking area.

                                   EXHIBIT 4
                                  Work Letter

                 The terms used herein shall have the meanings ascribed to them in the Lease, unless otherwise stated herein.

                 1. Construction of the Premises. The Landlord and the Tenant agree that their respective rights and obligations in reference to the construction of the Premises shall be as provided herein. Floor 11 either is complete or will be subject to a minor amount of work. None of such work will have an impact on the Commencement Date for Floor 11, which shall be the date provided in Section 1.08. The Allowance, as defined below, shall be determined based on the square footage of both Floor 11 and Floor 12, though Landlord and Tenant acknowledge and agree that Tenant need not spend it equally on the cost of work on Floor 11 and Floor 12, but may spend proportionally more on Floor
12. In addition, the Landlord's Work will be completed in phases and Tenant shall be entitled to apply those portions of the Allowance not spent in early phases to the cost of the work in later phases.

                 1.01     Tenant's Plans and Specifications.

                 (a) Landlord shall cause to be prepared detailed architectural, telephone, mechanical and engineering plans including all dimensions and specifications for all work to be performed by Landlord in the Premises substantially in accordance with the space plan provided by Tenant or Tenant's architect and previously submitted to Landlord ("Plans").

                 (b) Tenant shall cooperate as necessary in connection with the preparation of the Plans, in a complete and timely manner, and without limiting the foregoing, shall provide to Landlord all information as shall be required by Landlord's engineers to prepare mechanical plans pursuant to
Section 1.02 hereof, which information shall include, but not be limited to, the following:

                          (1)     any special floor-loading conditions which
may exceed the structural weight limits of the floor.

                          (2)     specifications of any heat emanating
equipment to be installed by Tenant which may require special air conditioning,

                          (3)     electrical specifications of any equipment
that requires non-standard electrical power outlets, and

                          (4)     complete specifications of any data-line
wiring required, including cable routing, conduit size, cable type and similar items (provided Landlord shall have the right to approve but shall not perform, and the Landlord's Work, as hereinafter defined, shall exclude all data-line wiring and cable routing in and to the Premises).

                 (c) The Plans shall be delivered to Tenant for its review and consideration as soon as reasonably possible. Any change or modification of such Plans shall not be valid or binding unless consented to by Landlord in writing.

                 1.02     Landlord's Work.

                 (a) Landlord shall furnish and install substantially in accordance with the Plans the materials and items described therein ("Landlord's Work"). The Plans, the costs of Tenant's space plan, Landlord's Work, and the installation of cable described in Section 1.01 (b)(4), shall be at Tenant's sole cost and expense, provided that Tenant shall be entitled to a credit against the cost of the Plans, the costs of Tenant's space plan, Landlord's Work, and the installation of cable described in Section 1.01(b)(4), in an amount up to the lesser of (a) $178,500, (i.e., $6.00, multiplied by the area of the Premises) or (b) the actual costs of the Plans and the Landlord's Work (the "Allowance").

                 (b) If Landlord determines that the cost of the Landlord's Work, will exceed the Allowance, then prior to commencement of the Landlord's Work, Landlord will submit to Tenant a cost estimate for the Landlord's Work ("Cost Estimate") which Tenant shall approve or reject within seven (7) days after receipt thereof. It is understood that the cost of Landlord's Work shall include Landlord's then applicable construction supervision fee which shall not exceed four percent (4%) of the total cost of the Landlord's Work, the cost of Tenant's space plan, the cost of the Plans, and the costs of the installation of the cable described in Section 1.01(b)(4). Tenant's failure to reject the Cost Estimate within said seven (7) day period shall be to be an acceptance thereof. If Tenant rejects the Cost Estimate, Tenant shall, together with such rejection, propose such changes to the Plans as will cause the Cost Estimate to be acceptable. If the accepted Cost exceeds the Allowance, then Tenant shall pay to Landlord the amount of such excess within ten (10) business days after receipt by Tenant of a bill therefor, but in no event later than the Commencement Date.

                 1.03     Extra Work.

                 (a) Tenant may request substitutions, additional or extra work and/or materials over and above Landlord's Work ("Extra Work") to be performed by Landlord provided that the Extra Work, in Landlord's judgment, (1) shall not delay completion of Landlord's Work or the Commencement Date of the Lease; (2) shall be practicable and consistent with existing physical conditions in the Building and any other plans for the Building which have been filed with the appropriate municipality or other governmental authorities having jurisdiction thereover (3) shall not impair Landlord's ability to perform any of Landlord's obligation hereunder or under the Lease or any other lease of space in the Building; and (4) shall not affect any portion of the Building other than the Premises.

                  (b) (1) In the event Tenant requests Landlord to perform Extra Work and if Landlord accedes to such request, then and in that event, prior to commencing such Extra Work, Landlord shall submit to Tenant a written estimate ("Estimate") for said Extra Work to be performed. Within seven (7) days after Landlord's submission of the Estimate, Tenant shall, in writing, either accept or reject the Estimate. Tenant's failure either to accept or reject the Estimate within said seven (7) day period shall be deemed rejection thereof.

                      (2) In the event that Tenant rejects the Estimate or the Estimate is deemed rejected, Tenant shall within seven (7) days after such rejection propose to Landlord such necessary revisions of the Plans so as to enable Landlord to proceed as though no such Extra Work had been requested. Should Tenant fail to submit such proposals regarding necessary revisions of the Plans within said seven (7) day period, Landlord, in its sole discretion, may proceed to complete Landlord's Work in accordance with the Plans already submitted, with such variations as in Landlord's sole discretion may be necessary so as to eliminate the Extra Work.

                  (c) (1) All Extra Work shall require the installation of new materials at least comparable to Building standards and any substitution shall be of equal or greater quality than that for which it is substituted.

                      (2) Tenant may request the omission of an item of Landlord's Work, provided that such omission shall not delay the completion of Landlord's Work and Landlord thereafter shall not be obligated to install the same. Credits for items deleted or not installed shall be granted in amounts equal to credits obtainable from subcontractors or materialmen. In no event shall there be any cash credits.

                  (d) In the event Landlord performs Extra Work hereunder, Tenant shall pay to Landlord, upon acceptance of the Estimate or submission of Landlord's bid therefor, as the case may be, a sum equal to twenty percent (20%) of the Estimate or bid price to the extent the Estimate together with the amount set forth in the Cost Estimate exceeds the Allowance. In the event of any such excess, Tenant shall pay to Landlord such excess cost for the Extra Work within seven (7) days after receipt by Tenant of a bill therefore or at such other time or times as agreed to, but in no event shall the entire balance be paid later than the completion of the Extra Work.

         2. COMPLETION-PUNCH LIST. When the Landlord is of the opinion that the Landlord's Work is complete, then the Landlord shall so notify the Tenant. The Tenant agrees that upon such notification, the Tenant promptly (and not later than two (2) business days after the date of Landlord's said notice) will inspect the Premises and furnish to the Landlord a written statement that the Landlord's Work have been completed and are complete as required by the provisions of this EXHIBIT 4 and the Lease with the exception of certain specified and enumerated items (hereinafter referred to as the "Punch List"). The Tenant agrees that at the request of the Landlord from time to time thereafter, the Tenant will indicate in writing to Landlord whether any prior Punch List items have been completed. If the Punch List consists only of items which would not materially impair the Tenant's use or occupancy of the Premises, then, in such event, the Landlord's Work shall be deemed complete and Tenant shall be deemed to have accepted possession of the Premises, provided, Landlord shall promptly complete all such Punch List items; provided, however, that in no event shall Landlord be obligated to repair latent defects, not originally listed on the Punch List, beyond a period of six (6) months after the Completion Date. The date on which the Landlord's Work is complete, pursuant to the provisions of this subsection, is sometimes referred to as the "Date of Substantial Completion" or "Substantial Completion Date." The Landlord's Work shall be deemed to be substantially complete and the Date of Substantial Completion will be deemed to have occurred upon the issuance of a certificate of occupancy or other similar license, permit, or authorization. Promptly after the Substantial Completion Date, upon Landlord's request, Tenant will execute an instrument in the form attached hereto as EXHIBIT 4.1, setting forth the Commencement Date of the Lease, so that said date is certain and such instrument, when executed, is hereby made part of this Lease and incorporated herein by reference.

         3.       POSSESSION-EXTENSION OF TERM AND ACKNOWLEDGMENTS.

                  (a) The Tenant will take possession of the Premises as of and on the Commencement Date which, as set forth in Section 1.08 of the Lease, shall be the later of (a) the date set forth in Section 1.08(a) or (b) the date which is two (2) days following the Date of Substantial Completion of the Landlord's Work as to 6917 rentable square foot area on Floor 12, but in no event later than February 1, 1996. Landlord has not agreed or represented that the Premises will be substantially ready for occupancy on the date specified in
Section 1.08(a) of the Lease. If for any reason whatsoever the Landlord's Work as to such 6917 rentable square feet on Floor 12 is not complete on said date, this Lease shall nevertheless continue in full force and effect, and no liability shall arise against Landlord because of any such delay, provided, however, that all Rent due hereunder shall abate on a per diem basis and, as hereinabove provided, the Commencement Date shall be deferred until the Date of Substantial Completion of the Landlord's Work as to such 6917 rentable square foot area on Floor 12. Notwithstanding the foregoing, there shall be no abatement of Rent and no deferral of the Commencement Date if the Landlord's Work is not substantially complete due to any special equipment, fixtures or materials, changes, alterations or additions requested by Tenant, any delay of Tenant in submitting information necessary for the preparation of the Plans, the failure of Tenant to timely approve or reject the Cost Estimate, the failure of the Tenant to submit revisions following rejection or deemed rejection of the Estimate, the requirement of Tenant for any Extra Work, or the failure of the Tenant in supplying information of approving or authorizing plans, specifications, estimates or other matters, or any other act or omission of Tenant ("Tenant Delay"). If Tenant shall occupy all or any part of the Premises prior to the Commencement Date, all of the covenants and conditions of this Lease, including the obligation to pay Rent, shall be binding upon the parties hereto in respect to such occupancy as if the first day of the Term had been the date when Tenant began such occupancy.

                  (b) In the event the Date of Substantial Completion of the Landlord's Work as to such 6917 rentable square foot area on Floor 12, or the date Landlord's Work would have been complete but for any Tenant Delays, is later than the date setforth in Section 1.08(a) of the Lease, (1) the Date of Substantial Completion of the Landlord's Work as to such

6917 rentable square foot area on Floor 12, shall be modified to be the earlier of the Date of Substantial Completion of the Landlord's Work as to such 6917 rentable square foot area on Floor 12, or the date Landlord's Work would have been complete but for any Tenant Delays and Monthly Base Rent, Expense Adjustment, and Electrical Cost will commence accordingly, (2) the Expiration Date shall be on the last day of the calendar month in which the original Term as set forth in Article I would expire if it were measured from the earlier of the Date of Substantial Completion of the 6917 rentable square foot area on Floor 12, or the date Landlord's Work would have been complete but for any Tenant Delays, and (3) the Term shall be modified to be the period from the Date of Substantial Completion of the 6917 rentable square foot area on Floor 12 to the Expiration Date. Promptly after the Date of Substantial Completion of the 6917 rentable square foot area on Floor 12, the parties will execute an instrument in the form attached as Addendum 1 hereto, setting forth the Expiration Date of the Lease, as so modified, so that said dates are certain and such instrument, when executed, is hereby made a part of this Lease and incorporated herein by reference.

         4. TENANT'S ENTRY PRIOR TO COMPLETION DATE. Landlord may permit Tenant or its agents or laborers to enter the Premises at Tenant's sole risk prior to the Commencement Date in order to perform through Tenant's own contractors such work as Tenant may desire, at the same time that Landlord's contractors are working in the Premises. The foregoing License to enter prior to the Commencement Date, however, is conditioned upon Tenant's labor not interfering with Landlord's contractors or with any other tenant or its labor. If at any time such entry shall cause disharmony. interference or union disputes of any nature whatsoever, or if Landlord shall, in Landlord's reasonable judgment, determine that such entry, such work or the continuance thereof shall interfere with, hamper or prevent Landlord from proceeding with the completion of the Building or Landlord's Work at the earliest possible date, this license may be withdrawn by Landlord immediately upon written notice to Tenant. Such entry shall be deemed to be under and subject to all of the terms, covenants and conditions of the Lease, and Tenant shall comply with all of the provisions of the Lease which are the obligations or covenants of the Tenant, including, but not limited to, the provisions of Section 9.01 of the Lease, except that the obligation to pay Rent shall not commence until the Commencement Date. In the event that Tenant's agents or laborers incur any charges from Landlord, including, but not limited to, charges for use of construction or hoisting equipment on the Building site, such charges shall be deemed an obligation of Tenant and shall be collectible as Rent pursuant to the Lease, and upon default in payment thereof, Landlord shall have the same remedies as for a default in payment of Rent pursuant to the Lease.

         5. LANDLORD'S ENTRY AFTER SUBSTANTIAL COMPLETION. At any time after the Commencement Date, Landlord may enter the Premises to complete Punch List items, and such entry by Landlord, its agents, servants, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rent, or relieve Tenant from any obligation under this Lease, or impose any liability upon Landlord or its agents.

         6. DELAYS. Landlord and Tenant mutually acknowledge that the Landlord's construction process in order to complete the Premises requires a coordination of activities and a compliance by the Landlord and Tenant without delay of all obligations imposed upon the Landlord and Tenant pursuant to this
EXHIBIT 4 and that time is of the essence in the performance of Landlord's and Tenant's obligations hereunder and Landlord's and Tenant's compliance with the terms and provisions or this EXHIBIT 4.

         7. PROVISIONS SUBJECT TO LEASE. The provisions of this EXHIBIT 4 are specifically subject to the provisions of the Lease.

                                  EXHIBIT 4.1

                           NOTICE OF LEASE TERM DATES

     Re: Office Building Lease (the "Lease") dated _________,199__ between The Utah State Retirement Investment Fund, an independent agency of the State of Utah ("Landlord") and _______________ a ____________
          corporation ("Tenant") for the premises located at 3811 Turtle Creek Boulevard, Suite _______, Dallas, Texas and commonly known as Turtle Creek Centre ("Premises")

     The undersigned, as Tenant, hereby confirms as of this _____ day of ______, 199_, the following:

     1. The Substantial Completion Date for the Premises occurred on ______, 199_, and Tenant is currently occupying the same.

     2. The Commencement Date, Expiration Date, and expiration date of the Abatement Period, as each is defined in the Lease, are as follows:

          Commencement Date:__________________

          Expiration Date:____________________

     3. All alterations and improvements required to be performed by Landlord pursuant to the terms of the Lease to prepare the entire Premises for Tenant's initial occupancy have been satisfactorily completed.

     4. As of the date hereof, Landlord has fulfilled all of its obligations under the Lease.

     5. The Lease is in full force and effect and has not been modified, altered, or amended.

     6.   There are no offsets or credits against Rent.


                                  LANDLORD:



                                  THE UTAH STATE RETIREMENT INVESTMENT FUND, an independent agency of the State of Utah

                                  By: CB Commercial Realty Advisors, Inc.
                                      a Delaware corporation, Agent


                                  By: /s/ MATTHEW C. HURLBUT
                                      -----------------------------------------
                                  Its: Vice President
                                      -----------------------------------------


                                  By:
                                      -----------------------------------------
                                  Its:
                                      -----------------------------------------
                                  Date:
                                      -----------------------------------------



                                  TENANT:

                                      -----------------------------------------

                                      -----------------------------------------


                                  By: /s/ JOHN F. DAVIS, III
                                      -----------------------------------------
                                  Its:
                                      -----------------------------------------
                                  Date:
                                      -----------------------------------------




                                      -1-